UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 14, 2011

DIAMOND RESORTS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	333-172772	95-4582157

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10600 West Charleston Boulevard Las Vegas, Nevada	89135

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 702-684-8000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     On July 1, 2011, Diamond Resorts Corporation (the “Company”) completed the acquisition of certain assets of Tempus Resorts International, Ltd. and certain of its affiliates (the “Tempus Resorts Acquisition”) through Mystic Dunes, LLC, a wholly-owned indirect subsidiary of the Company, for a purchase price of $107.8 million in cash.
     In order to fund the Tempus Resorts Acquisition, Tempus Acquisition, LLC (“TAC”), a wholly-owned subsidiary of the Company, entered into a Loan and Security Agreement with Guggenheim Corporate Funding, LLC, as administrative agent for the lender parties thereto (the “Tempus Guggenheim Loan”). The Tempus Guggenheim Loan is collateralized by all assets of TAC. The Tempus Guggenheim Loan is in an aggregate amount of $41.1 million (which includes a $5.5 million revolving loan), has an interest rate of 18.0% (of which 10.0% is paid currently and the remaining may be paid, at TAC’s election, in cash or accrued and added to the principal amount of the Tempus Guggenheim Loan), and matures on June 30, 2015. An aggregate of $7.5 million of the Tempus Guggenheim Loan was used by TAC to purchase a 10% participating interest in the Loan and Security Agreement with Resort Finance America, LLC (the “Tempus Receivables Loan”) described below, and the remaining proceeds were loaned to Mystic Dunes, LLC pursuant to a Loan and Security Agreement having payment terms identical to the Tempus Guggenheim Loan (the “Mystic Dunes Loan”). The Mystic Dunes Loan is collateralized by all assets of Mystic Dunes, LLC. The proceeds of the Mystic Dunes Loan were used to repay certain existing indebtedness and closing costs associated with the Tempus Resorts Acquisition.
     To fund the balance of the purchase price for the Tempus Resorts Acquisition, a subsidiary of Mystic Dunes, LLC entered into the Tempus Receivables Loan. The Tempus Receivables Loan is a receivables credit facility in the amount of $74.5 million, collateralized by mortgages and contracts receivable acquired in the Tempus Resorts Acquisition. The Tempus Receivables Loan has an interest rate which is the higher of (i) one-month LIBOR plus 7.0% and (ii) 10%, adjusted monthly, and matures on July 1, 2015. Another subsidiary of Mystic Dunes, LLC entered into an Amended and Restated Inventory Loan and Security Agreement with Textron Financial Corporation (the “Tempus Inventory Loan”) in the maximum amount of $4.3 million, collateralized by certain VOI inventory acquired in the Tempus Resorts Acquisition. The Tempus Inventory Loan has an interest rate of three-month LIBOR plus 5.5% (with a floor of 2.0%) and matures on June 30, 2016, subject to extension to June 30, 2018.
     Each of TAC, Mystic Dunes, LLC and its wholly-owned subsidiaries are special purpose subsidiaries and unrestricted subsidiaries of the Company. Neither the Company nor any of its other subsidiaries has guaranteed, or is a party to, the Tempus Guggenheim Loan, the Tempus Receivables Loan or the Mystic Dunes Loan.
(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
     The audited financial statements of Tempus Resorts International, Ltd. (Debtor-in-Possession) for the year ended December 31, 2010 are provided on pages 5 through 32. The unaudited financial statements of Tempus Resorts International, Ltd. (Debtor-in-Possession) for the six months ended June 30, 2011 are provided on pages 33 through 58.
(B) PRO FORMA FINANCIAL INFORMATION
     The required pro forma financial information is provided herein on pages 59 through 66.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2011	By:	/s/ DAVID F. PALMER

David F. Palmer
President and Chief Financial Officer (Principal Financial Officer)

Independent Auditors’ Report
To the Partners of
Tempus Resorts International, Ltd.
We have audited the accompanying consolidated balance sheet of Tempus Resorts International, Ltd. (the “Partnership”) as of December 31, 2010 and the related consolidated statements of operations, partners’ equity and comprehensive income, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Partnership at December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
The accompanying consolidated financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Partnership filed petitions for reorganization under Chapter 11 of Title 11 of the United States Code (the Bankruptcy Code), and that raises substantial doubt about the Partnership’s ability to continue as a going concern. Management’s plan concerning this matter is also discussed in Note 1 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Certified Public Accountants
July 26, 2011
201 S. Orange Avenue, Suite 800 • Orlando, FL 32801 • 407-841-6930 • Fax: 407-841-6347
Lakeland • Tampa • Winter Haven
www.cfrcpa.com

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Consolidated Balance Sheet

December 31,
2010

Assets

Cash and cash equivalents	$1,746,586
Restricted cash (Note 6)	1,725,686
Customer mortgage loans receivable — net (Note 7)	76,361,074
Other receivables (Note 8)	1,940,557
Inventory of Vacation Ownership Interests (Note 9)	61,763,885
Inventory of merchandise and tickets for resale	269,891
Prepaid expenses and other assets (Note 10)	1,948,152
Property and equipment — net (Note 11)	13,379,372
Land held for investment (Note 12)	945,000

Total assets	$160,080,203

Liabilities and Partners’ Equity

Liabilities:
Liabilities not subject to compromise:
Accounts payable and accrued liabilities (Note 13)	$3,832,216
Accrued compensation and benefits	595,313
Customer deposits	2,315,129
Debtor-in-possession note payable (Note 14)	3,005,000
Notes payable and obligations under capital leases (Notes 15 and 16)	116,148,105
Deferred revenue (Note 17)	2,807,580
Other liabilities (Note 18)	495,516
Liabilities subject to compromise (Note 4)	7,381,463

Total liabilities	136,580,322

Commitments and contingencies (Note 20)

Partners’ equity:
Partners’ capital — net	23,383,045
Accumulated other comprehensive income	116,836

Total partners’ equity	23,499,881

Total liabilities and partners’ equity	$160,080,203

See accompanying notes to consolidated financial statements.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Consolidated Statement of Operations

Year ended
December 31,
2010

Revenues:
Vacation Ownership Interest sales — gross (Note 2)	$27,863,876
Provision for uncollectible related to VOI sales	(8,615,069)
Interest income (Note 2)	20,216,395
Management and other services revenue (Note 2)	7,776,349
Other income (Note 2)	285,782

Total revenues	47,527,333

Costs and operating expenses:
Vacation Ownership Interest cost of sales	3,489,925
Sales and marketing	10,422,331
Management and other services	5,531,405
General and administrative	10,140,674
Depreciation and amortization	1,827,097
Interest expense	10,753,566
Other expense — net	621,008

Total costs and operating expenses	42,786,006

Total operating income	4,741,327

Reorganization items, net (Note 3)	(27,710,373)

Net loss	$(22,969,046)

See accompanying notes to consolidated financial statements.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Consolidated Statement of Partners’ Equity
and Comprehensive Income

		Accumulated
		Other	Total
	Partners’	Comprehensive	Partners’
	Capital — Net	Income	Equity

Balance, January 3, 2010	$46,352,091	$97,588	$46,449,679

Comprehensive (loss) income:
Net loss	(22,969,046)	—	(22,969,046)
Accumulated other comprehensive income:
Increase in fair value of investments available for sale	—	19,248	19,248

Comprehensive (loss) income	(22,969,046)	19,248	(22,949,798)

Balance, December 31, 2010	$23,383,045	$116,836	$23,499,881

See accompanying notes to consolidated financial statements.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Consolidated Statement of Cash Flows

Year ended
December 31,
2010

Cash flows from operating activities:
Net loss	$(22,969,046)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Reorganization loss on impairment of golf course amenity allocable to future buildings	14,453,474
Reorganization loss on impairment of land held for development	11,020,500
Reorganization loss on impairment of construction in progress	1,886,985
Reorganization trustee and other fees	25,025
Reorganization professional fees	324,389
Depreciation and amortization	1,826,371
Provision for uncollectible VOI sales	8,615,069
Provision for doubtful notes receivable	42,760
Loss on disposal of property and equipment	539,185
Allowance on sales commission reserve	(938)
Changes in operating assets and liabilities:
Restricted cash	(1,061,878)
Customer mortgage loans receivable	(3,768,170)
Other receivables	410,789
Inventory of Vacation Ownership Interests	4,387,187
Inventory of merchandise and tickets for resale	232,324
Prepaid expenses and other assets	(134,762)
Accounts payable and accrued liabilities	650,777
Accrued compensation and benefits	(587,541)
Customer deposits	(534,149)
Deferred revenue	(1,719,590)
Other liabilities	(381,622)

Net cash provided by operating activities	13,257,139

Cash flows from investing activities:
Proceeds from disposal of property and equipment	588
Additions of property and equipment	(59,081)

Net cash used in investing activities	(58,493)

Cash flows from financing activities:
Proceeds from receivables credit facility	41,755,542
Proceeds from debtor-in-possession note payable	3,005,000
Repayment of receivables credit facility	(52,913,290)
Repayment of notes payable	(4,466,828)

Net cash used in financing activities	(12,619,576)

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Consolidated Statement of Cash Flows

Year ended
December 31,
2010

Net increase in cash and cash equivalents	579,070

Cash and cash equivalents, beginning of year	1,167,516

Cash and cash equivalents, end of year	$1,746,586

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$9,937,089

See accompanying notes to consolidated financial statements.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
1. Chapter 11 Reorganization
Tempus Resorts International, Ltd. (“TRI,” “Tempus” or the “Partnership”) is a Florida limited partnership organized on November 26, 1997, headquartered in Orlando, Florida. Tempus’ mission is to develop and market timeshare resort properties.
On November 19, 2010 (the “Petition Date”), Tempus and a number of its wholly-owned subsidiaries (the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Middle District of Florida (the “Bankruptcy Court”). The filings included all wholly-owned subsidiaries except Hospitality Software Developers, LLC and Ameristate Title, LLC as they had insignificant assets or were inactive. The Debtor’s Chapter 11 filings were due to prevailing economic conditions and unanticipated reductions in credit facilities caused by instability in the credit markets, and the Partnership was in default on substantially all of its debt.
On March 22, 2011, the Debtors filed their first amended joint plan of reorganization with the Bankruptcy Court which was confirmed, as modified by the Court on May 6, 2011 and became effective on July 1, 2011 pursuant to which all of the debtors were substantively consolidated into Mystic Dunes, LLC, an affiliate of Diamond Resorts International. Upon the occurrence of the effective date and the substantial consummation of the plan, the Debtors shall administratively dissolve under applicable state law.
Upon the effective date of the plan of reorganization, the Partnership transferred certain land held for development (see Note 9) back to the mortgage holder of the other collateralized notes payable (see Note 15) for full satisfaction of the debt and related accrued interest. The principal balance outstanding under these notes was $5,686,238 as of December 31, 2010. The Partnership recorded a loss as of December 31, 2010 of $27,360,959, resulting from the impairment of golf course amenity costs, land held for future development and construction in progress costs associated with the land to be transferred.
Upon the effective date of the plan, the receivables collateralizing the Receivables Loans II (see Note 15) were transferred back to the lender for full satisfaction of the loans and related accrued interest. The principal balance outstanding under these loans was $1,485,568 as of December 31, 2010.
All of the remaining notes payable collateralized by real estate and customer mortgage loans receivable, totaling $112,942,966 as of December 31, 2010, were assumed in connection with the substantive consolidation in accordance with the plan of reorganization.
In addition, certain leases were rejected, and accounts payable and other accrued liabilities subject to compromise are to be satisfied through the future payment of approximately $165,000 of cash.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
The Partnership also incurred $349,414 of professional, trustee and other reorganization fees in connection with its restructuring and Chapter 11 filing as of December 31, 2010.
2. Summary of Significant Accounting Policies
Principles of Consolidation
The consolidated financial statements include the activities of TRI and the following substantially wholly-owned subsidiaries — Tempus Palms International, Ltd. (“TPI”); Tempus International Marketing Enterprises, Ltd. (“TIME”); TIME Retail, LLC; Tempus Resorts Management, Ltd.; Tempus Resorts Realty, LLC; Hospitality Software Developers, LLC; Tempus Marketing International, LLC; Tempus Golf Development, LLC (“TGD”); Ameristate Title, LLC; and Backstage Myrtle Beach, LLC (“BMB”) (collectively referred to as “Tempus” or the “Partnership”). All intercompany balances and transactions have been eliminated.
Change in Fiscal Year
The Partnership’s fiscal year was historically based on a 52/53-week fiscal year ending each year on the Sunday nearest December 31. Due to the bankruptcy filing, the Partnership was required to change from a 52/53-week fiscal year to a calendar year ending on December 31 of each year, commencing December 31, 2010.
Cash and Cash Equivalents and Restricted Cash
Cash and cash equivalents consist of all highly liquid investments purchased with an original maturity of three months or less. Cash and cash equivalents include cash and money market funds.
Restricted cash consists of: (1) escrow deposits received on sales of timeshare units that are held in escrow, until the applicable statutory rescission period has expired, the funds have been released from escrow and the deeding process has begun, or the customer defaults prior to the deeding process, (2) a premium holding account related to title insurance premiums received from an escrow agent, and (3) lender-controlled deposits.
Allowance for Losses on Customer Mortgage Loans Receivable
The Partnership provides for estimated future losses to be incurred related to uncollectible customer mortgage loans receivable. Management evaluates allowance requirements by examining current delinquencies, historical loan losses developed through a static pool analysis, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), current economic conditions, the value of the underlying collateral, and other relevant factors. Management believes that all such allowances are adequate.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
Inventory of Vacation Ownership Interests (“VOIs”)
Inventory of VOIs includes completed timeshare units available for sale, golf course amenity costs allocable to completed and future timeshare units, units and related infrastructure under construction and land held for development. Inventory of timeshare units and related construction in progress are carried at cost, which is lower than fair value less cost to sell. The recoverability of inventory is determined on an individual project basis, which is based on each resort phase. Land held for development is carried at the lower of cost or fair value less cost to sell.
As discussed in Notes 1, 3 and 9, during 2010 the Partnership recorded losses of $27,360,959 related to impairments of golf course amenity costs allocable to future buildings, land held for development and construction in progress.
Property and Equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the assets’ estimated useful lives ranging from 2 to 40 years.
In connection with the development of a resort property, the Partnership constructs guest registration, certain recreational, sales and marketing facilities. The Partnership retains ownership and control over these facilities. The facilities are capitalized as property and equipment and depreciated on a straight-line basis over the estimated useful life, which ranges from 3 to 40 years.
The Partnership reevaluates the recoverability of long-lived assets as well as the depreciation periods to determine whether an adjustment to carrying value or a revision to estimated useful lives is appropriate. The primary indicators of recoverability are a significant event or change in the environment in which the business operates and current and forecasted undiscounted operating cash flows.
Goodwill and Intangible Assets
The excess of the purchase price over the fair value of net assets of businesses acquired is allocated to goodwill. Intangible assets, other than goodwill, are amortized over their expected lives ranging from 1 to 5 years.
The Partnership reevaluates the recoverability of intangible assets as well as the amortization periods to determine whether an adjustment to carrying value or a revision to estimated useful lives is appropriate. The primary indicators of recoverability are a significant event or change in the environment in which the business operates and current and forecasted undiscounted operating cash flows.
Customer Deposits
Customer deposits primarily consist of payments on timeshare unit sales that have not met the criteria for revenue recognition.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
Deferred Revenue
Deferred revenue primarily consists of deferred revenue related to payments received on timeshare samplers and vacation packages. Tempus enters into sampler agreements whereby the prospective owner pays a minimum down payment and small monthly payments for the right to use a unit week within a stated time period (generally 18 to 24 months). Utilization of the unit week is dependent upon the sampler meeting specified payment criteria. Amounts collected under these sampler agreements are recorded as deferred revenue until the earlier of the use date, the expiration of the stated period, or the customer default date. Tempus sells vacation packages for which a deposit is collected in advance of travel. These deposits are recorded as deferred revenue until the earlier of the travel date or the expiration date (generally 3 to 18 months) as stated on the certificate (see Note 17).
Revenue Recognition — VOI Sales
Sales of timeshare units are included in revenues under the full accrual basis when minimum down payment requirements (at least 10%) have been met, the rescission period has expired, construction is substantially complete, certain minimum project levels have been met, and collectibility is reasonably assured. If construction is not substantially complete but all other criteria have been met, revenue is recognized under the percentage-of-completion method. For sales that do not meet the criteria described above, revenue is deferred under the deposit method.
VOI Cost of Sales
Product costs related to timeshare unit sales are recognized at the time the sale is recognized. Product costs include the cost of land, construction costs, capitalized interest, professional fees, certain infrastructure costs, and interior furnishings. Product costs are allocated to units sold based on the relative sales value method. The relative sales value method requires that VOI projects or phases be considered when determining the appropriate amount of cost of sales associated with the VOI sale. In determining the appropriate amount of costs, the Partnership considers the costs to build or acquire a VOI project, the estimated cost needed to complete a project under construction, the total revenues expected to be earned on a project, and the projected revenues relating to the recovered VOI on future cancelled sales. The effects of changes in estimates are accounted for on a retrospective basis using a current period adjustment, such that the balance sheet at the end of the period of change and the accounting in subsequent periods reflect the revised estimates as if such estimates had been the original estimates. Also, pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 978, Real Estate — Time-Sharing Activities, the Partnership does not relieve inventory for timeshare interval cost of sales related to anticipated credit losses.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
Sales and Marketing Costs
All sales and marketing costs are expensed as incurred.
Interest Income
Interest income is comprised of the following:

December 31,
2010

Customer mortgage loans receivable interest	$19,672,590
Sampler and other interest income	543,805

$20,216,395

Interest income is accrued on customer mortgage loans receivable until the principal and interest payments on the individual receivables are more than 90 days contractually past due. Once a receivable becomes more than 90 days delinquent, the accrual of interest income ceases and is recognized on a cash basis. The Partnership had $2,672,370 of customer mortgage loans receivable that were more than 90 days delinquent at December 31, 2010.

Management and Other Services Revenue
Management and other services revenue is comprised of the following:

December 31,
2010

Management fee revenue	$2,488,213
Revenue from golf course operations	1,523,790
Revenue from food and beverage operations	1,191,492
Revenue from amenity fees	2,423,460
Other	149,394

$7,776,349

Other Income
Other income is comprised of the following:

December 31,
2010

Customer late, NSF and other fees	$14,655
Customer default revenue	271,127

$285,782

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
Incidental Operations
Rental operations, including mini-vacation packages and sampler programs and the related costs during the holding period of unsold VOIs, are accounted for as incidental operations, whereby incremental costs in excess of incremental revenue are charged to expense as incurred and the operations are presented as a net expense in the consolidated statement of operations. Conversely, incremental revenue in excess of incremental costs is recorded as a reduction of unsold VOIs. Incremental costs include costs that would not have otherwise been incurred by the Partnership during the holding period of unsold VOIs. Such costs include amounts due under the developer guarantee. For the year ended December 31, 2010, incremental revenues exceeded incremental costs by $1,018,288, which was recorded as a reduction in unsold VOIs.
Accounting for Leases
The Partnership accounts for leases under the provisions of FASB ASC 840, Leases, which require that the leases be evaluated and classified as operating or capital leases for financial reporting purposes. Capital leases, which transfer substantially all of the risks and benefits incidental to ownership of the leased item, are capitalized at the inception of the lease at the fair value of the leased property or, if lower, at the present value of the minimum lease payments. Capitalized leased assets are depreciated over the shorter of the estimated useful life of the asset or the lease term. Leases where the lessor retains substantially all the risks and benefits of ownership of the asset are classified as operating leases. Operating lease payments, other than contingent rentals, are recognized as an expense in the accompanying consolidated statement of operations on a straight-line basis over the lease term.
Fair Market Value of Financial Instruments
ASC 820, Fair Value Measurements and Disclosures, establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The guidance describes three levels of inputs that may be used to measure fair value:
Level 1 — Valuation based on quoted market prices in active markets for identical assets or liabilities.
Level 2 — Valuation based on quoted market prices for similar assets and liabilities in active markets.
Level 3 — Valuation based on unobservable inputs that are supported by little or no market activity, therefore requiring management’s best estimate of what market participants would use as fair value.
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of each fiscal year end. The carrying amount reported in the consolidated balance sheet for cash and cash equivalents, restricted cash, other receivables and accounts payable and accrued liabilities approximates fair market value due to the immediate or short-

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
term maturity of these financial instruments. The carrying value of customer mortgage loans receivable approximates fair value because the weighted-average interest rate on the portfolio of notes receivable approximates current interest rates to be received on similar current notes receivable. The carrying amount of notes payable approximates fair value because the interest rates on notes payable approximate current interest rates on debt with similar terms and remaining maturities. The carrying amount of common stock available for sale is measured at fair value based on Level 1 inputs and amounts to $116,836 as of December 31, 2010 and is included in prepaid expenses and other assets in the accompanying consolidated balance sheet.
Income Taxes
Tempus is a limited partnership and, accordingly, is not subject to income tax. Income or loss from the Partnership flows directly to the partners and is taxed at the individual partners’ level.
The Partnership files income tax returns in the U.S. federal jurisdiction and the state of Florida. The Partnership’s federal Partnership income tax returns for tax years 2007 and beyond remain subject to examination by the Internal Revenue Service. The Partnership’s Florida Partnership income tax returns for the years 2007 and beyond remain subject to examination by the Florida Department of Revenue.
The Partnership did not have unrecognized tax benefits as of December 31, 2010 and does not expect this to change significantly over the next 12 months. As of December 31, 2010, the Partnership has not accrued interest or penalties related to uncertain tax positions.
Concentrations of Credit Risk
The Partnership offers financing to the buyers of VOIs. The customer mortgage loans received by the Partnership bear interest at a fixed rate, are payable over a 1- to 10-year period, and are secured by a first mortgage on the VOI. Any adverse change in economic conditions or significant price increases or adverse events related to the travel and tourism industry could have a material adverse effect on the Partnership’s business. Such conditions may also adversely affect the future availability and cost of financing for the Partnership or its customers and result in a material adverse effect on the Partnership’s business. In addition, changes in general economic conditions may adversely affect the Partnership’s ability to collect on its outstanding customer mortgage loans receivable.
The Partnership has historically derived net interest income from its financing activities because the interest rates it charges its customers who finance the purchase of their VOIs exceed the interest rates the Partnership pays to its lenders. Because the Partnership’s indebtedness bears interest at variable rates and the Partnership’s customer mortgage loans receivable bear interest at fixed rates, increases in interest rates will erode the spread in interest rates that the Partnership has historically obtained and could cause the rate on the Partnership’s borrowings to exceed the rate at which the Partnership provides financing to its customers.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
The Partnership funds substantially all of the customer mortgage loans receivable, timeshare inventories, and land inventories which it originates or purchases with borrowings through its financing facilities and internally generated funds. Borrowings are in turn repaid with the proceeds received by the Partnership from repayments of such customer mortgage loans receivable.
Periodically during the year, the Partnership maintains cash and restricted cash in financial institutions in excess of amounts insured by the federal government. The Partnership has not experienced any losses on such accounts.
New Accounting Pronouncements
The FASB and other entities issued new or modifications to, or interpretations of, existing accounting guidance for the period ended December 31, 2010. The Partnership has carefully considered the new pronouncements that altered generally accepted accounting principles and, other than as disclosed in these notes to the consolidated financial statements, does not believe that any other new or modified principles will have a material impact on the Partnership’s reported financial position or operations in the near term.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Subsequent Events
The Partnership has evaluated events and transactions occurring subsequent to December 31, 2010 as of July 26, 2011, which is the date the financial statements were available to be issued. Subsequent events occurring after July 26, 2011 have not been evaluated by management. No material events have occurred since December 31, 2010 that require recognition or disclosure in the financial statements, except as disclosed in Note 22.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
3. Reorganization Items
FASB ASC 852, Reorganization, requires separate disclosure of reorganization items on both the statement of operations and the statement of cash flows. The Debtors’ reorganization items on the consolidated statements of operations consist of the following:

December 31,
2010

Loss on impairment of golf course amenity allocable to future buildings	$14,453,474
Loss on impairment of land held for development	11,020,500
Loss on impairment of construction in progress	1,886,985
Trustee and other fees	25,025
Professional fees	324,389

$27,710,373

The impairment losses on golf course amenity costs allocable to future buildings, land held for development and construction in progress is due to the Partnership transferring undeveloped land back to the mortgage holder of the other collateralized notes payable as discussed in Note 1. Professional fees related to the reorganization are fees paid to legal and expert counsel and are estimated by the Debtors and will be reconciled when actual invoices are received.
The Debtors’ reorganization items on the consolidated statements of cash flows consist of the following:

December 31,
2010

Loss on impairment of golf course amenity allocable to future buildings	$14,453,474
Loss on impairment of land held for development	$11,020,500
Loss on impairment of construction in progress	$1,886,985
Trustee and other fees	$25,025
Professional fees	$324,389
Change in accounts payable and accrued liabilities	$1,157,300
Change in other liabilities	$1,481,595
Notes payable	$4,269,367
Capital lease obligations	$473,201
The Partnership uses significant amounts of cash in the development and marketing of Vacation Ownership Interests, but collects the cash on the customer mortgage loans receivable over a long period of time. Historically, the Partnership borrowed against and/or sold receivables to provide sufficient cash to fund its operations. The Partnership is currently unable to borrow under any facility, but does have the use of cash collateral generated by management company operations and golf operations under a motion granted by the

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
Bankruptcy Court (see Note 1). In addition the Bankruptcy Court has granted and the Partnership has secured a Debtor-in-Possession credit facility to finance operations during the reorganization period (Note 14).
4. Liabilities Subject to Compromise
Liabilities subject to compromise (“LSTC”) refer to both secured and unsecured obligations that will likely be accounted for under a confirmed plan of reorganization. Actions to enforce or effect payment of pre-petition liabilities are stayed. FASB ASC 852 requires pre-petition liabilities that are subject to compromise to be reported at amounts expected to be allowed, even if they may be settled for lesser amounts. These liabilities represent the estimated amount expected to be allowed on known or potential claims to be resolved through the Chapter 11 proceedings and remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of collateral, proofs of claim, or other events. LSTC also includes certain items that may be assumed under the confirmed plan of reorganization and as such may be subsequently reclassified to liabilities not subject to compromise.
Liabilities subject to compromise consist of the following:

December 31,
2010

Accounts payable and accrued liabilities	$1,157,300
Other liabilities	1,481,595
Notes payable	4,269,367
Capital lease obligations	473,201

Total liabilities subject to compromise	$7,381,463

5. Acquisitions
The Palms Resort and Country Club
In addition to the $23,582,998 net purchase price of the Palms Resort and Country Club (the Palms - currently known as Mystic Dunes Resort and Golf Club) by TPI in April 1998, TPI agreed to pay the former owners a contingent fee of 2% of the “net contract sales price” on timeshare interval units sold, up to 3,950 units. Under the agreement, TPI is obligated to make minimum annual payments to the sellers in the amount of $300,000 per year for 1998 and 1999 and $500,000 per year from 2000 through 2013. Thereafter, there is no minimum payment due, and any amount due will be based solely on actual timeshare interval sales. Upon the acquisition, the present value of the future minimum payments totaling $4,548,833 was recorded as additional purchase price and included in other liabilities. The unamortized balance of the liability as of December 31, 2010 totaled $1,481,119 and is included in liabilities subject to compromise in the accompanying consolidated balance sheet (Note 4). During 2010, $253,383 was incurred and paid relating to the contingent fee.
As part of the Contract of Sale (the “Contract”) of the Palms, TPI acquired an Option Agreement to purchase additional land adjacent to the acreage included in the Contract. Upon acquisition, $9,562,688 was allocated to the value of this option in the purchase and included in land held under option (the option

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
premium). On each takedown purchase, a portion of the option premium was allocated to the land acquired based on the relative value of each takedown of land under the option. The Option Agreement, as amended, provides for the purchase of the additional land in eight takedown portions. The takedown schedule is listed below:

		Purchase
Takedown No.	Takedown Date	Amount

1	June 21, 1999	$3,800,000
2	May 31, 2000	2,461,500
3	June 6, 2001	1,260,000
4	March 14, 2002	2,337,600
5	December 29, 2004	1,413,600
6	December 29, 2004	1,312,638
7	December 1, 2006	1,030,545
8	September 28, 2007	917,117

		$14,533,000

In addition to the purchase price, the terms of the Amended Option Agreement included monthly option payments plus payment of carrying costs of the land under option. These payments were capitalized as land held under option and allocated to the purchased land upon exercise of the option takedowns noted above.
Yeehaw Travel Center, Inc.
On June 11, 1999, TIME entered into a brokerage and purchase option agreement with Florida’s Room Service, Inc. and Yeehaw Travel Center, Inc. (collectively “YTC”). The terms of this agreement were effectively renegotiated on November 26, 2004 and a new asset purchase agreement was executed. Under the terms of this agreement, TIME made certain payments, less contractually permitted reductions, and assumed limited liabilities in exchange for title to the assets of YTC and execution of separate employment agreements by the principals of YTC which included noncompetition agreements. The total amount incurred under this agreement of $2,795,717 was deemed to be an amortizable intangible asset. The amortizable intangible asset was amortized on a straight-line basis over a five-year period beginning January 3, 2005, and was fully amortized as of the year ended January 3, 2010.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
The assets related to the above acquisitions and other smaller acquisitions are as follows:

December 31,
2010

Goodwill:
Goodwill	$3,377,689
Less accumulated amortization (ceased December 2001) and previously recognized impairment	(3,377,689)

Goodwill — net	$—

Amortized intangible assets:
Intangible assets	$4,070,515
Less accumulated amortization	(4,070,515)

Intangible assets — net	$—

6. Restricted Cash
Restricted cash consisted of the following:

December 31,
2010

Timeshare escrow deposits	$1,263,108
Other restricted cash	462,578

$1,725,686

7. Customer Mortgage Loans Receivable
Customer mortgage loans receivable consisted of the following:

December 31,
2010

Customer mortgage loans receivable	$108,379,942
Allowance for loan losses	(33,033,259)
Accrued interest	1,014,391

Customer mortgage loans receivable — net	$76,361,074

Stated interest rates on customer mortgage loans receivable outstanding at December 31, 2010 range from 0% to 17.75% per annum (yielding a weighted-average of approximately 16.97%). The Partnership has entered into financing arrangements with certain purchasers of VOIs, whereby no stated interest rate is charged if the customer meets certain payment criteria, including a substantial down payment and full payment within a one- or two-year period. Customer mortgage loans receivable with a 0% stated interest rate totaled $448,838 as of December 31, 2010. A discount is established to provide for an effective interest

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
rate of 9% on these customer mortgage loans receivable and is amortized over the terms of the notes receivable. The effective interest rate is based on the economic interest rate environment and similar industry data.
The Partnership’s borrowers are geographically diversified within the United States and internationally. As of December 31, 2010, borrowers residing in the United States accounted for 81.89% of customer mortgage loans. No state or foreign country concentration accounted for more than approximately 15% of gross outstanding customer mortgage loans receivable.
The following reflects the scheduled contractual principal maturities of customer mortgage loans receivable:

Fiscal year

2011	$13,880,490
2012	13,581,740
2013	13,577,830
2014	13,479,376
2015	12,996,370
Thereafter	40,864,136

$108,379,942

The activity in the customer mortgage loans receivable allowance for loan losses is as follows:

December 31,
2010

Balance, beginning of year	$42,343,682
Provision for uncollectible related to VOI sales	8,615,069
Charge-offs	(17,925,492)

$33,033,259

8. Other Receivables
Other receivables consisted of:

December 31,
2010

Due from merchant service provider	$291,992
Escrow funds receivable	101,015
Other	1,547,550

$1,940,557

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
9. Inventory of Vacation Ownership Interests
Inventory of VOIs consisted of the following:

December 31,
2010

Interval ownership interests-completed	$55,723,599
Land held for development	6,040,286

$61,763,885

During 2001, the Partnership completed construction of Mystic Dunes Golf Club (the “Golf Course”), and an appraisal of the Golf Course was performed for the purpose of securing a loan collateralized by the Golf Course. According to the appraisal, the estimated market value of the Golf Course totaled $8,900,000 based on a marketing period of less than 12 months. The approximate $17,700,000 difference between the capitalized costs and the appraised value was allocated to inventory as golf course amenity costs and is included in cost of sales as the remaining inventory units are sold.
As discussed in Notes 1, 2 and 3, during the year ended December 31, 2010, the Partnership fully impaired all previously capitalized golf course amenity costs and construction in progress. In addition, certain land held for development costs was also impaired during 2010.
10. Prepaid Expenses and Other Assets
Prepaid expenses and other assets consisted of the following:

December 31,
2010

Prepaid expenses	$1,278,571
Deferred financing costs	5,681
Rent deposits	82,510
Other	581,390

$1,948,152

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
11. Property and Equipment
Property and equipment consisted of the following:

December 31,
2010

Land	$5,024,334
Land improvements	3,748,968
Leasehold improvements	1,470,554
Buildings and improvements	5,276,481
Equipment, furniture and fixtures	3,306,164
Computer hardware and software	6,952,456
Vehicles	159,825
Assets under development	49,594

25,988,376
Less: Accumulated depreciation	(12,609,004)

$13,379,372

12. Land Held for Investment
Land held for investment with a carrying value of $945,000 as of December 31, 2010 includes commercially zoned real estate that management intends to hold as an investment and does not plan to develop for VOI purposes.
13. Accounts Payable and Accrued Liabilities
Accounts payable and accrued liabilities consisted of the following:

December 31,
2010

Accounts payable	$1,822,628
Amount due under the developer guarantee	993,268
Other accrued liabilities	2,173,620

4,989,516
Less: Liabilities subject to compromise (Note 4)	1,157,300

$3,832,216

14. Debtor-In-Possession Financing
On November 22, 2010, pursuant to authorization from the Florida Bankruptcy Court, the Partnership entered into a Post-Petition Term Credit and Security Agreement (“DIP Agreement”) with Tempus Acquisition, LLC (“TAC”), an affiliate of Diamond Resorts International. The DIP Agreement provides a term loan facility in a maximum principal amount of $6,500,000. The loan bears interest at a rate of 10% per annum. The note was converted to equity in connection with the substantive consolidation discussed in Note 1. The loan was collateralized by substantially all assets of the Partnership, including cash and cash equivalents, commercial tort claims, and real property, but expressly excluding causes of action under Chapter 5 of the Bankruptcy Code. Outstanding borrowings under the loan at December 31, 2010 were $3,005,000.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
15. Notes Payable
Notes payable consisted of:
Notes Payable — Credit Facility Collateralized by Real Estate and Customer Mortgage Loans Receivable
Effective October 28, 2004, TPI entered into a $30,000,000 Revolving Loan Agreement to finance various acquisition, development and construction projects (AD&C Loan) and a Loan and Security Agreement for a revolving receivables loan in the maximum amount of $200,000,000 (Receivables Loan) and a revolving pre-sale loan (Pre-Sales Loan) in the maximum amount of $30,000,000.
Effective July 6, 2006, the AD&C Loan was amended to include two components: a $30,000,000 Revolving AD&C Inventory Note to finance the development of timeshare inventory and a $20,000,000 Revolving AD&C Common Area Component Note (CA Note) to finance common area improvements to the Mystic Dunes Resort & Golf Club. Furthermore, the AD&C, Receivables and Pre-Sales Loan maximum combined outstanding balance was increased to $250,000,000, and the maturity dates were extended.
Effective October 15, 2008, TPI entered a Modification Agreement and related documents (Modification Documents) which resulted in the following changes to the AD&C, Receivables and Pre-sales loans:
a)	The maximum combined outstanding balance of the Receivables and Pre-Sales Loan was decreased to $130,000,000 and the maximum outstanding balance of the Pre-Sales Loan was decreased to $12,500,000.

b)	Beginning November 1, 2008, the interest rates were adjusted for the Receivables, Presales and AD&C Inventory Note.

c)	The Receivables Loan was divided into two tranches: an Existing Tranche for outstanding amounts as of October 31, 2008 and an Extended Tranche for advances occurring after October 31, 2008.

d)	The maturity dates for the AD&C Inventory Note and Pre-Sales Loan were extended as further described below.
Effective May 6, 2009, TPI entered into another Modification Agreement and related documents which extended the maturity date for the advance period on the Pre-Sales Loan and the Receivables Loan Extended Tranche and decreased the maximum combined outstanding balance of the Receivables and Pre-Sales Loan to $120,000,000 and the maximum outstanding balance of the Pre-Sales Loan to $7,000,000. The presale loan was repaid during 2010.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
Effective January 8, 2010, TPI and TGD entered into another Agreement which modified the Receivables Loan to provide a new credit line (“New Line”) in the maximum principal amount of $5,000,000 (as amended). New Line is not an increase in the total committed amount of the Receivables Loan or Receivables Note but constitutes additional revolving credit availability under the existing Receivables Loan documents that would not be available without the relief granted in the Agreement by the Lender and is not subject to the Receivables Borrowing base. The line is collateralized by receivables not collateralizing other Existing or Extended Receivables Loan Tranches, real property (as defined in the Agreement) and a security interest in other deposit accounts (as defined in the Agreement).
Notes Payable — Credit Facility Collateralized by Real Estate and Customer Mortgage Loans Receivable
Effective November 5, 2008, BMB entered into a revolving Receivables Loan (Receivables Loan II) in the maximum amount of $30,000,000 including a predeeded component in the maximum amount of $5,000,000 and an Inventory Loan (Inventory Loan II) in the amount of $5,811,000 to finance the acquisition of timeshare inventory located in Myrtle Beach, SC (collectively, Loan II).
Effective June 2, 2009, BMB entered into an amendment which extended the Inventory Loan II maturity date and decreased the maximum combined outstanding balance of Loan II to $12,000,000 and decreased the maximum outstanding balance of the Receivables Loan II including the predeeded component to $9,000,000 with a $3,000,000 maximum for the predeeded component.
The Receivables Loan II including the predeeded component is subject to a 24-month advance period expiring on November 30, 2010 and matures 60 months from the expiration of the advance period.

December 31,
2010

The Receivables Loan Existing Tranche bears interest at London InterBank Offered Rate (LIBOR) plus 5.0% per annum (5.3% at December 31, 2010), and had an advance period that ended on October 31, 2008 and matures on October 31, 2015. Gross mortgage loans receivable collateralizing this loan totaled $58,270,988 at December 31, 2010.	$49,570,817

The Receivables Loan Extended Tranche bears interest at LIBOR plus 6.0% per annum (6.3% at December 31, 2010), and had an advance period that ended on November 5, 2010 and matures on October 31, 2015. Gross mortgage loans receivable collateralizing this loan totaled $51,263,397 at December 31, 2010.	39,501,837

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements

December 31,
2010

The Tempus Palms Project Loan under the AD&C Inventory Note bears interest at LIBOR plus 6.5% per annum (6.8% at December 31, 2010). This loan requires equal monthly principal payments sufficient to fully amortize the outstanding principal amount calculated on April 30, 2010 over a 42 month amortization period beginning May 1, 2010 with a final maturity date of October 31, 2010. Direct inventory costs collateralizing this loan totaled $24,091,834 at December 31, 2010.	13,835,105

The Mystic Dunes Golf Course Project Commitment under the AD&C CA Note bears interest at LIBOR plus 4.9% per annum (5.2% at December 31, 2010) and matures based on a straight-line 10-year amortization period with such period commencing on October 31, 2008 and ending on October 31, 2018.	3,198,607

The New Line under the Receivables Loan bears interest at LIBOR plus 8.5% per annum (8.76% at December 31, 2010) and matured November 5, 2010 at which time all outstanding interest and principal was due.	2,567,233

The Receivables Loan II predeeded receivables component bears interest at LIBOR (minimum LIBOR rate of 2.35%) plus 5.15% (11.5% at December 31, 2010, which includes a 4% default interest penalty).	95,264

The Receivables Loan II receivables component bears interest at LIBOR (minimum LIBOR rate of 2.35%) plus 5.15% (11.5% at December 31, 2010, which includes a 4% default interest penalty). Gross mortgage loans receivable collateralizing this loan totaled $1,462,108 at December 31, 2010.	1,390,304

The Inventory Loan II bears interest at LIBOR (minimum LIBOR rate of 2.35%) plus 5.15% (11.5% at December 31, 2010, which includes a 4% default interest penalty) and is collateralized by timeshare inventory located in Myrtle Beach, SC. Minimum quarterly payments of $242,125 are required for this loan until maturity whereupon the remaining principal and interest is due on November 30, 2013.	4,269,367

Total credit facilities	114,428,534

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements

December 31,
2010

Other Collateralized Notes Payable

On July 11, 2002, a $1,000,000 promissory note bearing interest at 10% per annum was executed by TPI. The loan is secured by a Mortgage and Security Agreement Filing dated July 12, 2002 and is collateralized by certain real property located in Osceola County, Florida. On October 25, 2002, a modification to Promissory Note and Notice of Future Advance Under Mortgage and Security Agreement was executed. The amendment includes an additional advance of $1,000,000, which was made on October 29, 2002. The remaining principal balance was due on or before December 31, 2010.	1,000,000

On December 29, 2004, a $2,726,238 promissory note bearing interest at 10% per annum was executed by TPI. The loan is secured by a Mortgage and Security Agreement Filing dated December 28, 2004, and is collateralized by certain real property. The principal balance was due on or before December 31, 2010.	2,726,238

On December 1, 2006, a $960,000 promissory note bearing interest at 9% per annum was executed by TPI. The loan is secured by a Mortgage and Security Agreement Filing dated December 1, 2006, and is collateralized by certain real property. The principal balance was due on or before December 31, 2010.	960,000

On April 10, 2009, a $1,000,000 promissory note bearing interest at 10% per annum was executed by TPI. The loan is secured by a Mortgage and Security Agreement Filing dated April 10, 2009, and is collateralized by certain real property. The principal balance was due on or before April 10, 2010.	1,000,000

Total other collateralized notes payable	5,686,238

Total notes payable	120,114,772

Less: liabilities subject to compromise (Note 4)	4,269,367

$115,845,405

As repayment of the notes payable collateralized by customer mortgage loans receivable is based upon collections of the related customer mortgage loans receivable, there are no scheduled amortization dates for these loans.
As discussed in Note 1, for the year ended December 31, 2010, the Partnership was in default on substantially all of its debt.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
16. Capital Leases
Tempus has entered into capital lease obligations for equipment which have 5 year terms. These capital lease obligations include bargain purchase options.
Obligations under capital leases were as follows:

December 31,
2010

Principal and interest payments due monthly for a period of 36 to 60 months, with an imputed interest rate ranging from 5.6% to 10.2% based on TRI’s internal borrowing rate at the inception of the lease.	$775,901

Less: liabilities subject to compromise (Note 4)	473,201

$302,700

The following is a schedule of future minimum lease payments under capital lease obligations and the present value of the net minimum lease payments as of December 31, 2010:

2010	$178,836
2011	149,030

Total minimum lease payments	327,866
Total amount representing interest	(25,166)

Present value of minimum lease payments	$302,700

The above schedule of future minimum lease payments does not include certain future payments for capital leases rejected by the Partnership under the Bankruptcy Code. At December 31, 2010, the equipment under capital leases is included in property and equipment with a carrying amount of $568,131 and accumulated depreciation of $388,223. The related lease obligations are included in notes payable and obligations under capital leases in the accompanying consolidated balance sheet.
17. Deferred Revenue
Deferred revenue consisted of the following:

December 31,
2010

Deferred revenue — “samplers”	$1,752,151
Deferred revenue — vacation packages	816,414
Other deferred revenue	239,015

$2,807,580

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
18. Other Liabilities
Other liabilities consisted of the following:

December 31,
2010

Minimum contingent purchase fee payable (Note 3)	$1,481,119
Other	495,992

1,977,111
Less: liabilities subject to compromise (Note 4)	1,481,595

$495,516

19. Defined Contribution Plan
The Partnership maintains a 401(k) defined contribution plan offered to all employees who are age twenty-one or older and have completed one year of service, as defined in the plan. Under the terms of the plan, employer contributions are discretionary. During 2010, the Partnership made no discretionary contributions to the plan.
20. Commitments and Contingencies
Developer Guarantee
The purchasers of timeshare intervals automatically become members in the resort’s owners’ association. The association was formed to maintain, operate and manage the resort’s operations, including the maintenance of the recreational facilities and common areas. The association is governed by its articles of incorporation, by-laws and declaration of condominium. TPI (the Developer) has elected to guarantee any operating deficiencies of the association during 2010. This agreement is subject to an annual election by the Developer. The amount incurred by the Developer pursuant to the developer guarantee for 2010 was $4,420,245. In consideration of this guarantee, the Developer is excused from the payment of its share of the common expenses which otherwise would have been assessed against its unsold timeshare intervals during the term of the guarantee.
Litigation
The Partnership is, from time to time, party to certain litigation that relates to matters arising in the ordinary course of business. Management believes that such litigation will not have a material impact on the financial position or results of operations of the Partnership.
21. Leases
Tempus has entered into several operating leases including office, equipment, marketing booth, and billboard leases which have varying terms generally ranging from 1 to 10 years. Certain of these operating leases include renewal options, fair market value purchase options, and escalation clauses based on contractual rate increases.
Future minimum lease payments as of December 31, 2010, under operating leases with initial or remaining noncancelable lease terms in excess of one year are as follows:

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements

2011	$1,248,614
2012	409,235
2013	116,186
2014	46,860

$1,820,895

Total rent expense for the year ended December 31, 2010 was $2,812,933.
22. Subsequent Event
As discussed in Note 1, on July 1, 2011, the Partnership’s plan of reorganization became effective and certain remaining assets were acquired and certain liabilities were assumed by Mystic Dunes, LLC. Also, certain land held for development was transferred back to the mortgage holder in full satisfaction of the secured debt.
In addition, as discussed in Note 14, subsequent to year end December 31, 2010, the debtor-in-possession note payable was converted to equity in connection with the substantive consolidation discussed in Note 1.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Consolidated Balance Sheet
(unaudited)

As of
June 30,
2011

Assets

Cash and cash equivalents	$3,169,751
Restricted cash (Note 6)	2,881,046
Customer mortgage loans receivable — net (Note 7)	68,816,835
Other receivables (Note 8)	2,048,654
Inventory of Vacation Ownership Interests (Note 9)	59,570,340
Inventory of merchandise and tickets for resale	246,352
Prepaid expenses and other assets (Note 10)	1,817,825
Property and equipment — net (Note 11)	12,705,662
Land held for investment (Note 12)	945,000

Total assets	$152,201,465

Liabilities and Partners’ Equity

Liabilities:
Liabilities not subject to compromise:
Accounts payable and accrued liabilities (Note 13)	$7,391,781
Accrued compensation and benefits	942,609
Customer deposits	2,437,877
Debtor-in-possession note payable (Note 14)	6,497,571
Notes payable and obligations under capital leases (Notes 15 and 16)	99,393,031
Deferred revenue (Note 17)	3,422,393
Other liabilities (Note 18)	281,411
Liabilities subject to compromise (Note 4)	7,405,905

Total liabilities	127,772,578

Commitments and contingencies (Note 20)	—

Partners’ equity:
Partners’ capital — net	24,304,297
Accumulated other comprehensive income	124,590

Total partners’ equity	24,428,887

Total liabilities and partners’ equity	$152,201,465

See accompanying notes to consolidated financial statements.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Consolidated Statements of Income
(unaudited)

	Six months	Six months
	ended	ended
	June 30,	July 4,
	2011	2010

Revenues:
Vacation Ownership Interest sales — gross (Note 2)	$3,904,671	$13,857,769
Provision for uncollectible related to VOI sales	(1,309,196)	(3,784,064)
Interest income (Note 2)	8,784,938	10,632,799
Management and other services revenue (Note 2)	4,336,733	4,142,849
Other income (Note 2)	53,343	160,574

Total revenues	15,770,489	25,009,927

Costs and operating expenses:
Vacation Ownership Interest cost of sales	476,120	1,871,980
Sales and marketing	1,153,575	5,432,854
Management and other services	2,861,709	2,898,709
Incidental operations	56,498	156,558
General and administrative	4,516,705	5,104,248
Depreciation and amortization	673,710	942,436
Interest expense (see Note 15 for contractual interest)	4,360,068	5,910,224
Other expense — net	93,495	102,200

Total costs and operating expenses	14,191,880	22,419,209

Total operating income	1,578,609	2,590,718

Reorganization items, net (Note 3)	(657,357)	—

Net income	$921,252	$2,590,718

See accompanying notes to consolidated financial statements.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Consolidated Statement of Partners’ Equity
and Comprehensive Income
(unaudited)

		Accumulated
		Other	Total
	Partners’	Comprehensive	Partners’
	Capital — Net	Income	Equity

Balance, December 31, 2010	$23,383,045	$116,836	$23,499,881

Comprehensive income:
Net income	921,252	—	921,252
Accumulated other comprehensive income:
Increase in fair value of investments available for sale	—	7,754	7,754

Comprehensive income	921,252	7,754	929,006

Balance, June 30, 2011	$24,304,297	$124,590	$24,428,887

See accompanying notes to consolidated financial statements.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Consolidated Statements of Cash Flows
(unaudited)

	Six months	Six months
	ended	ended
	June 30,	July 4,
	2011	2010

Cash flows from operating activities:
Net income	$921,252	$2,590,718

Adjustments to reconcile net income to net cash provided by operating activities:
Reorganization trustee and other fees	69,125	—
Reorganization professional fees	588,232	—
Depreciation and amortization	673,710	942,436
Provision for uncollectible VOI sales	1,309,196	3,784,064
Changes in operating assets and liabilities:
Restricted cash	(1,155,360)	(727,640)
Customer mortgage loans receivable	6,235,043	(886,522)
Other receivables	(108,097)	(828,438)
Inventory of Vacation Ownership Interests	2,193,545	2,685,366
Inventory of merchandise and tickets for resale	23,539	58,926
Prepaid expenses and other assets	138,081	(1,103,598)
Accounts payable and accrued liabilities	2,902,208	268,833
Accrued compensation and benefits	347,296	(2,071)
Customer deposits	122,748	(620,683)
Deferred revenue	614,813	572,068
Other liabilities	(214,104)	(481,689)

Net cash provided by operating activities	14,661,227	6,251,770

Cash flows from investing activities:
Additions of property and equipment	—	(53,420)

Cash flows from financing activities:
Proceeds from receivables credit facility	—	27,424,989
Proceeds from debtor-in-possession note payable	3,492,571	—
Repayment of receivables credit facility	(15,074,766)	(31,289,855)
Repayment of notes payable	(1,655,867)	(2,605,010)

Net cash used in financing activities	(13,238,062)	(6,469,876)

Net increase (decrease) in cash and cash equivalents	1,423,165	(271,526)

Cash and cash equivalents, beginning of period	1,746,586	1,167,516

Cash and cash equivalents, end of period	$3,169,751	$895,990

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$3,354,999	$5,544,154

See accompanying notes to consolidated financial statements.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
1. Chapter 11 Reorganization
Tempus Resorts International, Ltd. (“TRI,” “Tempus” or the “Partnership”) is a Florida limited partnership organized on November 26, 1997, headquartered in Orlando, Florida. Tempus’ mission is to develop and market timeshare resort properties. The Partnership’s timeshare resort properties are located in Kissimmee, Florida and Myrtle Beach, South Carolina.
On November 19, 2010 (the “Petition Date”), Tempus and a number of its wholly-owned subsidiaries (the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Middle District of Florida (the “Bankruptcy Court”). The filings included all wholly-owned subsidiaries except Hospitality Software Developers, LLC and Ameristate Title, LLC as they had insignificant assets or were inactive. The Debtors’ Chapter 11 filings were due to prevailing economic conditions and unanticipated reductions in credit facilities caused by instability in the credit markets, and the Partnership was in default on substantially all of its debt.
On March 22, 2011, the Debtors filed their first amended joint plan of reorganization with the Bankruptcy Court which was confirmed, as modified by the Court on May 6, 2011 and became effective on July 1, 2011 pursuant to which all of the debtors were substantively consolidated into Mystic Dunes, LLC, an affiliate of Diamond Resorts International. Upon the occurrence of the effective date and the substantial consummation of the plan, the Debtors shall administratively dissolve under applicable state law.
Upon the effective date of the plan of reorganization, the Partnership transferred certain land held for development (see Note 9) back to the mortgage holder of the other collateralized notes payable (see Note 15) for full satisfaction of the debt and related accrued interest. The principal balance outstanding under these notes was $5,686,238 as of June 30, 2011. In addition, the receivables collateralizing the Receivables Loans II (see Note 15) were transferred back to the lender for full satisfaction of the loans and related accrued interest. The principal balance outstanding under these loans was $1,155,685 as of June 30, 2011.
All of the remaining notes payable collateralized by real estate and customer mortgage loans receivable, totaling $96,620,184 as of June 30, 2011 were assumed in connection with the substantive consolidation in accordance with the plan of reorganization.
In addition, certain leases were rejected, and accounts payable and other accrued liabilities subject to compromise are to be satisfied through the future payment of approximately $165,000 of cash.
The Partnership also incurred $657,357 of professional, trustee and other reorganization fees in connection with its restructuring and Chapter 11 filing during the six months ended June 30, 2011.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
2. Summary of Significant Accounting Policies
Unaudited Interim Financial Information
These unaudited financial statements should be read in conjunction with the financial statements and notes thereto for the fiscal year ended December 31, 2010. The financial statements are unaudited but include all adjustments, which include normal recurring adjustments, that in the opinion of management are necessary to present fairly the financial position, results of operations and cash flows of the Partnership for the interim periods presented. Results of operations for interim periods are not necessarily indicative of the results that may be expected for the year as a whole.
Principles of Consolidation
The consolidated financial statements include the activities of TRI and the following substantially wholly-owned subsidiaries — Tempus Palms International, Ltd. (“TPI”); Tempus International Marketing Enterprises, Ltd. (“TIME”); TIME Retail, LLC; Tempus Resorts Management, Ltd.; Tempus Resorts Realty, LLC; Hospitality Software Developers, LLC; Tempus Marketing International, LLC; Tempus Golf Development, LLC (“TGD”); Ameristate Title, LLC; and Backstage Myrtle Beach, LLC (“BMB”) (collectively referred to as “Tempus” or the “Partnership”). All intercompany balances and transactions have been eliminated.
Change in Fiscal Year
The Partnership’s fiscal year was historically based on a 52/53-week fiscal year ending each year on the Sunday nearest December 31. Due to the bankruptcy filing, the Partnership was required to change from a 52/53-week fiscal year to a calendar year ending on December 31 of each year, commencing December 31, 2010.
Cash and Cash Equivalents and Restricted Cash
Cash and cash equivalents consist of all highly liquid investments purchased with an original maturity of six months or less. Cash and cash equivalents include cash and money market funds.
Restricted cash consists of: (1) escrow deposits received on sales of timeshare units that are held in escrow, until the applicable statutory rescission period has expired, the funds have been released from escrow and the deeding process has begun, or the customer defaults prior to the deeding process, (2) a premium holding account related to title insurance premiums received from an escrow agent, and (3) lender-controlled deposits.
Allowance for Losses on Customer Mortgage Loans Receivable
The Partnership provides for estimated future losses to be incurred related to uncollectible customer mortgage loans receivable. Management evaluates allowance requirements by examining current delinquencies, historical loan losses developed through a static pool analysis, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), current economic conditions, the value of the underlying collateral, and other relevant factors. Management believes that all such allowances are adequate.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
Inventory of Vacation Ownership Interests (“VOIs”)
Inventory of VOIs includes completed timeshare units available for sale, golf course amenity costs allocable to completed timeshare units and land held for development. Inventory of timeshare units is carried at cost, which is lower than fair value less cost to sell. The recoverability of inventory is determined on an individual project basis, which is based on each resort phase. Land held for development is carried at the lower of cost or fair value less cost to sell.
Property and Equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the assets’ estimated useful lives ranging from 2 to 40 years.
In connection with the development of a resort property, the Partnership constructs guest registration, certain recreational, sales and marketing facilities. The Partnership retains ownership and control over these facilities. The facilities are capitalized as property and equipment and depreciated on a straight-line basis over the estimated useful life, which ranges from 3 to 40 years.
The Partnership reevaluates the recoverability of long-lived assets as well as the depreciation periods to determine whether an adjustment to carrying value or a revision to estimated useful lives is appropriate. The primary indicators of recoverability are a significant event or change in the environment in which the business operates and current and forecasted undiscounted operating cash flows.
Goodwill and Intangible Assets
The excess of the purchase price over the fair value of net assets of businesses acquired was allocated to goodwill. Intangible assets, other than goodwill, are amortized over their expected lives ranging from 1 to 5 years.
The Partnership reevaluates the recoverability of intangible assets as well as the amortization periods to determine whether an adjustment to carrying value or a revision to estimated useful lives is appropriate. The primary indicators of recoverability are a significant event or change in the environment in which the business operates and current and forecasted undiscounted operating cash flows.
Customer Deposits
Customer deposits primarily consist of payments on timeshare unit sales that have not met the criteria for revenue recognition.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
Deferred Revenue
Deferred revenue primarily consists of deferred revenue related to payments received on timeshare samplers and vacation packages. Tempus enters into sampler agreements whereby the prospective owner pays a minimum down payment and small monthly payments for the right to use a unit week within a stated time period (generally 18 to 24 months). Utilization of the unit week is dependent upon the sampler meeting specified payment criteria. Amounts collected under these sampler agreements are recorded as deferred revenue until the earlier of the use date, the expiration of the stated period, or the customer default date. Tempus sells vacation packages for which a deposit is collected in advance of travel. These deposits are recorded as deferred revenue until the earlier of the travel date or the expiration date (generally 3 to 18 months) as stated on the certificate (see Note 17).
Revenue Recognition — VOI Sales
Sales of timeshare units are included in revenues under the full accrual basis when minimum down payment requirements (at least 10%) have been met, the rescission period has expired, construction is substantially complete, certain minimum project levels have been met, and collectibility is reasonably assured. If construction is not substantially complete but all other criteria have been met, revenue is recognized under the percentage-of-completion method. For sales that do not meet the criteria described above, revenue is deferred under the deposit method.
VOI Cost of Sales
Product costs related to timeshare unit sales are recognized at the time the sale is recognized. Product costs include the cost of land, construction costs, capitalized interest, professional fees, certain infrastructure costs, and interior furnishings. Product costs are allocated to units sold based on the relative sales value method. The relative sales value method requires that VOI projects or phases be considered when determining the appropriate amount of cost of sales associated with the VOI sale. In determining the appropriate amount of costs, the Partnership considers the costs to build or acquire a VOI project, the estimated cost needed to complete a project under construction, the total revenues expected to be earned on a project, and the projected revenues relating to the recovered VOI on future cancelled sales. The effects of changes in estimates are accounted for on a retrospective basis using a current period adjustment, such that the balance sheet at the end of the period of change and the accounting in subsequent periods reflect the revised estimates as if such estimates had been the original estimates. Also, pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 978, Real Estate — Time-Sharing Activities, the Partnership does not relieve inventory for timeshare interval cost of sales related to anticipated credit losses.
Sales and Marketing Costs
All sales and marketing costs are expensed as incurred.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
Interest Income
Interest income is comprised of the following:

	Six months	Six months
	ended	ended
	June 30,	July 4,
	2011	2010

Customer mortgage loans receivable interest	$8,636,867	$10,315,149
Sampler and other interest income	148,071	317,650

	$8,784,938	$10,632,799

Interest income is accrued on customer mortgage loans receivable until the principal and interest payments on the individual receivables are more than 90 days contractually past due. Once a receivable becomes more than 90 days delinquent, the accrual of interest income ceases and is recognized on a cash basis. The Partnership had $1,201,792 of customer mortgage loans receivable that were more than 90 days delinquent at June 30, 2011.
Management and Other Services Revenue
Management and other services revenue is comprised of the following:

	Six months	Six months
	ended	ended
	June 30,	July 4,
	2011	2010

Management fee revenue	$1,240,531	$1,249,537
Revenue from golf course operations	987,647	993,005
Revenue from food and beverage operations	833,369	632,089
Revenue from amenity fees	1,211,730	1,211,730
Other	63,456	56,488

	$4,336,733	$4,142,849

Other Income
Other income is comprised of the following:

	Six months	Six months
	ended	ended
	June 30,	July 4,
	2011	2010

Customer default revenue	$45,756	$153,469
Customer late, NSF and other fees	7,587	7,105

	$53,343	$160,574

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
Incidental Operations
Rental operations, including mini-vacation packages and sampler programs and the related costs during the holding period of unsold VOIs, are accounted for as incidental operations, whereby incremental costs in excess of incremental revenue are charged to expense as incurred and the operations are presented as a net expense in the consolidated statements of income. Conversely, incremental revenue in excess of incremental costs is recorded as a reduction of unsold VOIs. Incremental costs include costs that would not have otherwise been incurred by the Partnership during the holding period of unsold VOIs. Such costs include amounts due under the developer guarantee. For the six months ended June 30, 2011, for the Myrtle Beach property, incremental costs exceeded the incremental revenue by $56,498, and for the Kissimmee properties, incremental revenues exceeded incremental costs by $1,724,278. For the six months ended July 4, 2010, for the Myrtle Beach property, incremental costs exceeded the incremental revenue by $156,558, and for the Kissimmee properties, incremental revenues exceeded incremental costs by $931,503.
Accounting for Leases
The Partnership accounts for leases under the provisions of FASB ASC 840, Leases, which require that the leases be evaluated and classified as operating or capital leases for financial reporting purposes. Capital leases, which transfer substantially all of the risks and benefits incidental to ownership of the leased item, are capitalized at the inception of the lease at the fair value of the leased property or, if lower, at the present value of the minimum lease payments. Capitalized leased assets are depreciated over the shorter of the estimated useful life of the asset or the lease term. Leases where the lessor retains substantially all the risks and benefits of ownership of the asset are classified as operating leases. Operating lease payments, other than contingent rentals, are recognized as an expense in the accompanying consolidated statements of income on a straight-line basis over the lease term.
Fair Market Value of Financial Instruments
ASC 820, Fair Value Measurements and Disclosures, establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The guidance describes three levels of inputs that may be used to measure fair value:
Level 1 — Valuation based on quoted market prices in active markets for identical assets or liabilities.
Level 2 — Valuation based on quoted market prices for similar assets and liabilities in active markets.
Level 3 — Valuation based on unobservable inputs that are supported by little or no market activity, therefore requiring management’s best estimate of what market participants would use as fair value.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of each fiscal year end. The carrying amount reported in the consolidated balance sheets for cash and cash equivalents, restricted cash, other receivables and accounts payable and accrued liabilities approximates fair market value due to the immediate or short-term maturity of these financial instruments. The carrying value of customer mortgage loans receivable approximates fair value because the weighted-average interest rate on the portfolio of notes receivable approximates current interest rates to be received on similar current notes receivable. The carrying amount of notes payable approximates fair value because the interest rates on notes payable approximate current interest rates on debt with similar terms and remaining maturities. The carrying amount of common stock available for sale is measured at fair value based on Level 1 inputs and amounts to $124,590 as of June 30, 2011 and is included in prepaid expenses and other assets in the accompanying consolidated balance sheet.
Income Taxes
Tempus is a limited partnership and, accordingly, is not subject to income tax. Income or loss from the Partnership flows directly to the partners and is taxed at the individual partners’ level.
The Partnership files income tax returns in the U.S. federal jurisdiction and the state of Florida. The Partnership’s federal Partnership income tax returns for tax years 2007 and beyond remain subject to examination by the Internal Revenue Service. The Partnership’s Florida Partnership income tax returns for the years 2007 and beyond remain subject to examination by the Florida Department of Revenue.
The Partnership did not have unrecognized tax benefits as of June 30, 2011 and does not expect this to change significantly over the next 12 months. As of June 30, 2011, the Partnership has not accrued interest or penalties related to uncertain tax positions.
Concentrations of Credit Risk
The Partnership offers financing to the buyers of VOIs. The customer mortgage loans received by the Partnership bear interest at a fixed rate, are payable over a 1- to 10-year period, and are secured by a first mortgage on the VOI. Any adverse change in economic conditions or significant price increases or adverse events related to the travel and tourism industry could have a material adverse effect on the Partnership’s business. Such conditions may also adversely affect the future availability and cost of financing for the Partnership or its customers and result in a material adverse effect on the Partnership’s business. In addition, changes in general economic conditions may adversely affect the Partnership’s ability to collect on its outstanding customer mortgage loans receivable.
The Partnership has historically derived net interest income from its financing activities because the interest rates it charges its customers who finance the purchase of their VOIs exceed the interest rates the Partnership pays to its lenders. Because the Partnership’s indebtedness bears interest at variable rates and the Partnership’s customer mortgage loans receivable bear interest at fixed

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
rates, increases in interest rates will erode the spread in interest rates that the Partnership has historically obtained and could cause the rate on the Partnership’s borrowings to exceed the rate at which the Partnership provides financing to its customers.
The Partnership funds substantially all of the customer mortgage loans receivable, timeshare inventories, and land inventories which it originates or purchases with borrowings through its financing facilities and internally generated funds. Borrowings are in turn repaid with the proceeds received by the Partnership from repayments of such customer mortgage loans receivable.
Periodically during the year, the Partnership maintains cash and restricted cash in financial institutions in excess of amounts insured by the federal government. The Partnership has not experienced any losses on such accounts.
New Accounting Pronouncements
The FASB and other entities issued new or modifications to, or interpretations of, existing accounting guidance for the six months ended June 30, 2011. The Partnership has carefully considered the new pronouncements that altered generally accepted accounting principles and, other than as disclosed in these notes to the consolidated financial statements, does not believe that any other new or modified principles will have a material impact on the Partnership’s reported financial position or operations in the near term.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Subsequent Events
The Partnership has evaluated events and transactions occurring subsequent to June 30, 2011 as of September 1, 2011, which is the date the financial statements were available to be issued. Subsequent events occurring after September 1, 2011 have not been evaluated by management.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
3. Reorganization Items
FASB ASC 852, Reorganization, requires separate disclosure of reorganization items on both the statement of operations and the statement of cash flows. The Debtors’ reorganization items on the consolidated statements of operations consist of the following:

	Six months	Six months
	ended	ended
	June 30,	July 4,
	2011	2010

Professional fees	$588,232	$—
Trustee and other fees	69,125	—

	$657,357	$—

Professional fees related to the reorganization are fees paid to legal and expert counsel and are estimated by the Debtors and will be reconciled when actual invoices are received.
The Debtors’ reorganization items on the consolidated statements of cash flows consist of the following:

	Six months	Six months
	ended	ended
	June 30,	July 4,
	2011	2010

Professional fees	$588,232	$—
Trustee and other fees	$69,125	$—
Notes payable	$24,442	$—
The Partnership uses significant amounts of cash in the development and marketing of Vacation Ownership Interests, but collects the cash on the customer mortgage loans receivable over a long period of time. Historically, the Partnership borrowed against and/or sold receivables to provide sufficient cash to fund its operations. The Partnership is currently unable to borrow under any facility, but does have the use of cash collateral generated by management company operations and golf operations under a motion granted by the Bankruptcy Court (see Note 1). In addition the Bankruptcy Court has granted and the Partnership has secured a Debtor-in-Possession credit facility to finance operations during the reorganization period (Note 14).
4. Liabilities Subject to Compromise
Liabilities subject to compromise (“LSTC”) refer to both secured and unsecured obligations that will likely be accounted for under a confirmed plan of reorganization. Actions to enforce or effect payment of pre-petition liabilities are stayed. FASB ASC 852 requires pre-petition liabilities that are subject to compromise to be reported at amounts expected to be allowed, even if they may be settled for lesser amounts. These liabilities represent the estimated amount expected to be allowed on known or potential claims to be resolved through the Chapter 11 proceedings and remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
contracts and unexpired leases, the determination as to the value of collateral, proofs of claim, or other events. LSTC also includes certain items that may be assumed under the confirmed plan of reorganization and as such may be subsequently reclassified to liabilities not subject to compromise.
Liabilities subject to compromise consist of the following:

As of
June 30,
2011

Accounts payable and accrued liabilities	$1,157,300
Other liabilities	1,481,595
Notes payable	4,293,809
Capital lease obligations	473,201

Total liabilities subject to compromise	$7,405,905

5. Acquisitions
The Palms Resort and Country Club
In addition to the $23,582,998 net purchase price of the Palms Resort and Country Club (the Palms - currently known as Mystic Dunes Resort and Golf Club) by TPI in April 1998, TPI agreed to pay the former owners a contingent fee of 2% of the “net contract sales price” on timeshare interval units sold, up to 3,950 units. Under the agreement, TPI is obligated to make minimum annual payments to the sellers in the amount of $300,000 per year for 1998 and 1999 and $500,000 per year from 2000 through 2013. Thereafter, there is no minimum payment due, and any amount due will be based solely on actual timeshare interval sales. Upon the acquisition, the present value of the future minimum payments totaling $4,548,833 was recorded as additional purchase price and included in other liabilities. The unamortized balance of the liability as of June 30, 2011 totaled $1,481,119 and is included in liabilities subject to compromise in the accompanying consolidated balance sheet (Note 4). During the six months ended June 30, 2011, no amounts were incurred and paid relating to the contingent fee.
As part of the Contract of Sale (the “Contract”) of the Palms, TPI acquired an Option Agreement to purchase additional land adjacent to the acreage included in the Contract. Upon acquisition, $9,562,688 was allocated to the value of this option in the purchase. On each takedown purchase, a portion of the option premium was allocated to the land acquired based on the relative value of each takedown of land under the option. The Option Agreement, as amended, provides for the purchase of the additional land in eight takedown portions. The takedown schedule is listed below:

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)

		Purchase
Takedown No.	Takedown Date	Amount

1	June 21, 1999	$3,800,000
2	May 31, 2000	2,461,500
3	June 6, 2001	1,260,000
4	March 14, 2002	2,337,600
5	December 29, 2004	1,413,600
6	December 29, 2004	1,312,638
7	December 1, 2006	1,030,545
8	September 28, 2007	917,117

		$14,533,000

In addition to the purchase price, the terms of the Amended Option Agreement included monthly option payments plus payment of carrying costs of the land under option. These payments were capitalized as land held under option and allocated to the purchased land upon exercise of the option takedowns noted above.
Yeehaw Travel Center, Inc.
On June 11, 1999, TIME entered into a brokerage and purchase option agreement with Florida’s Room Service, Inc. and Yeehaw Travel Center, Inc. (collectively “YTC”). The terms of this agreement were effectively renegotiated on November 26, 2004 and a new asset purchase agreement was executed. Under the terms of this agreement, TIME made certain payments, less contractually permitted reductions, and assumed limited liabilities in exchange for title to the assets of YTC and execution of separate employment agreements by the principals of YTC which included noncompetition agreements. The total amount incurred under this agreement of $2,795,717 was deemed to be an amortizable intangible asset. The amortizable intangible asset was amortized on a straight-line basis over a five-year period beginning January 3, 2005, and was fully amortized in prior years.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
The assets related to the above acquisitions and other smaller acquisitions are as follows:

As of
June 30,
2011

Goodwill:
Goodwill	$3,377,689
Less accumulated amortization (ceased December 2001) and previously recognized impairment	(3,377,689)

Goodwill — net	$—

Amortized intangible assets:
Intangible assets	$4,070,515
Less accumulated amortization	(4,070,515)

Intangible assets — net	$—

6. Restricted Cash
Restricted cash consisted of the following:

As of
June 30,
2011

Timeshare escrow deposits	$2,656,716
Other restricted cash	224,330

$2,881,046

7. Customer Mortgage Loans Receivable
Customer mortgage loans receivable consisted of the following:

As of
June 30,
2011

Customer mortgage loans receivable	$93,930,519
Allowance for loan losses	(25,983,473)
Accrued interest	869,789

Customer mortgage loans receivable — net	$68,816,835

Stated interest rates on customer mortgage loans receivable outstanding at June 30, 2011 range from 0% to 17.75% per annum (yielding a weighted-average of approximately 14.76%). The Partnership has entered into financing arrangements with certain purchasers of VOIs, whereby no stated interest rate is charged if the customer meets certain payment criteria, including a substantial down payment and full payment within a one- or two-year period. Customer mortgage loans receivable with a 0% stated interest rate totaled

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
$226,263 as of June 30, 2011. A discount is established to provide for an effective interest rate of 9% for the six months ended June 30, 2011 and July 4, 2010 on these customer mortgage loans receivable and is amortized over the terms of the notes receivable. The effective interest rate is based on the economic interest rate environment and similar industry data.
The Partnership’s borrowers are geographically diversified within the United States and internationally. As of June 30, 2011, borrowers residing in the United States accounted for 81.43% of customer mortgage loans. No state or foreign country concentration accounted for more than approximately 15% of gross outstanding customer mortgage loans receivable.
The following reflects the scheduled annual contractual principal maturities of customer mortgage loans receivable as of June 30, 2011:

Fiscal year

2011	$12,726,505
2012	12,632,241
2013	12,548,671
2014	12,243,262
2015	11,530,077
Thereafter	32,249,763

$93,930,519

The activity in the customer mortgage loans receivable allowance for loan losses is as follows:

As of
June 30,
2011

Balance, beginning of period	$33,033,259
Provision for uncollectible related to VOI sales	1,309,196
Charge-offs	(8,358,982)

$25,983,473

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
8. Other Receivables
Other receivables consisted of:

As of
June 30,
2011

Due from merchant service provider	$178,628
Escrow funds receivable	101,804
Receivables from rental operations	570,365
Due from affiliates	1,130,254
Other	67,603

$2,048,654

9. Inventory of Vacation Ownership Interests
Inventory of VOIs consisted of the following:

As of
June 30,
2011

Interval ownership interests-completed	$53,530,054
Land held for development	6,040,286

$59,570,340

10. Prepaid Expenses and Other Assets
Prepaid expenses and other assets consisted of the following:

As of
June 30,
2011

Prepaid expenses	$1,107,961
Deferred financing costs	2,616
Rent deposits	97,268
Other	609,980

$1,817,825

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
11. Property and Equipment
Property and equipment consisted of the following:

As of
June 30,
2011

Land	$5,024,334
Land improvements	3,748,968
Leasehold improvements	1,470,554
Buildings and improvements	5,276,481
Equipment, furniture and fixtures	3,306,164
Computer hardware and software	6,952,456
Vehicles	159,825
Assets under development	49,594

25,988,376
Less: Accumulated depreciation	(13,282,714)

$12,705,662

12. Land Held for Investment
Land held for investment with a carrying value of $945,000 as of June 30, 2011 includes commercially zoned real estate that management intends to hold as an investment and does not plan to develop for VOI purposes.
13. Accounts Payable and Accrued Liabilities
Accounts payable and accrued liabilities consisted of the following:

As of
June 30,
2011

Accounts payable	$1,739,797
Amount due under the developer guarantee	3,786,521
Other accrued liabilities	3,022,763

8,549,081
Less: Liabilities subject to compromise (Note 4)	(1,157,300)

$7,391,781

14. Debtor-In-Possession Financing
On November 22, 2010, pursuant to authorization from the Florida Bankruptcy Court, the Partnership entered into a Post-Petition Term Credit and Security Agreement (“DIP Agreement”) with Tempus Acquisition, LLC (“TAC”), an affiliate of Diamond Resorts International. The DIP Agreement provides a term loan facility in a maximum principal amount of $6,500,000. The loan bears interest at a rate of 10% per annum. The note was converted to equity in connection with the acquisition by TAC. The loan was collateralized by substantially all assets of the Partnership, including cash and cash equivalents, commercial tort claims, and real property, but expressly excluding causes of action under Chapter 5 of the Bankruptcy Code. Outstanding borrowings under the loan at June 30, 2011 were $6,497,571.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
15. Notes Payable
Notes payable consisted of:
Notes Payable — Credit Facility Collateralized by Real Estate and Customer Mortgage Loans Receivable
Effective October 28, 2004, TPI entered into a $30,000,000 Revolving Loan Agreement to finance various acquisition, development and construction projects (AD&C Loan) and a Loan and Security Agreement for a revolving receivables loan in the maximum amount of $200,000,000 (Receivables Loan) and a revolving pre-sale loan (Pre-Sales Loan) in the maximum amount of $30,000,000.
Effective July 6, 2006, the AD&C Loan was amended to include two components: a $30,000,000 Revolving AD&C Inventory Note to finance the development of timeshare inventory and a $20,000,000 Revolving AD&C Common Area Component Note (CA Note) to finance common area improvements to the Mystic Dunes Resort & Golf Club. Furthermore, the AD&C, Receivables and Pre-Sales Loan maximum combined outstanding balance was increased to $250,000,000, and the maturity dates were extended.
Effective October 15, 2008, TPI entered a Modification Agreement and related documents (Modification Documents) which resulted in the following changes to the AD&C, Receivables and Pre-sales loans:
a)	The maximum combined outstanding balance of the Receivables and Pre-Sales Loan was decreased to $130,000,000 and the maximum outstanding balance of the Pre-Sales Loan was decreased to $12,500,000.

b)	Beginning November 1, 2008, the interest rates were adjusted for the Receivables, Presales and AD&C Inventory Note.

c)	The Receivables Loan was divided into two tranches: an Existing Tranche for outstanding amounts as of October 31, 2008 and an Extended Tranche for advances occurring after October 31, 2008.

d)	The maturity dates for the AD&C Inventory Note and Pre-Sales Loan were extended as further described below.
Effective May 6, 2009, TPI entered into another Modification Agreement and related documents which extended the maturity date for the advance period on the Pre-Sales Loan and the Receivables Loan Extended Tranche and decreased the maximum combined outstanding balance of the Receivables and Pre-Sales Loan to $120,000,000 and the maximum outstanding balance of the Pre-Sales Loan to $7,000,000. The Pre-Sales Loan was repaid during 2010.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
Effective January 8, 2010, TPI and TGD entered into another Agreement which modified the Receivables Loan to provide a new credit line (“New Line”) in the maximum principal amount of $5,000,000 (as amended). New Line is not an increase in the total committed amount of the Receivables Loan or Receivables Note but constitutes additional revolving credit availability under the existing Receivables Loan documents that would not be available without the relief granted in the Agreement by the Lender and is not subject to the Receivables Borrowing base. The line is collateralized by receivables not collateralizing other Existing or Extended Receivables Loan Tranches, real property (as defined in the Agreement) and a security interest in other deposit accounts (as defined in the Agreement).
Notes Payable — Credit Facility Collateralized by Real Estate and Customer Mortgage Loans Receivable
Effective November 5, 2008, BMB entered into a revolving Receivables Loan (Receivables Loan II) in the maximum amount of $30,000,000 including a predeeded component in the maximum amount of $5,000,000 and an Inventory Loan (Inventory Loan II) in the amount of $5,811,000 to finance the acquisition of timeshare inventory located in Myrtle Beach, SC (collectively, Loan II).
Effective June 2, 2009, BMB entered into an amendment which extended the Inventory Loan II maturity date and decreased the maximum combined outstanding balance of Loan II to $12,000,000 and decreased the maximum outstanding balance of the Receivables Loan II including the predeeded component to $9,000,000 with a $3,000,000 maximum for the predeeded component.
The Receivables Loan II including the predeeded component is subject to a 24-month advance period expiring on November 30, 2010 and matures 60 months from the expiration of the advance period.

As of
June 30,
2011
|
The Receivables Loan Existing Tranche bears interest at London InterBank Offered Rate (LIBOR) plus 5.0% per annum (5.2% at June 30, 2011), and had an advance period that ended on October 31, 2008 and matures on October 31, 2015. Gross mortgage loans receivable collateralizing this loan totaled $48,094,680 at June 30, 2011.	$39,739,913

The Receivables Loan Extended Tranche bears interest at LIBOR plus 6.0% per annum (9.3% at June 30, 2011), which includes a 3% default interest penalty and had an advance period that ended on November 5, 2010 and matures on October 31, 2015. Gross mortgage loans receivable collateralizing this loan totaled $43,773,364 at June 30, 2011.	34,579,589

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)

As of
June 30,
2011

The Tempus Palms Project Loan under the AD&C Inventory Note bears interest at LIBOR plus 6.5% per annum (9.8% at June 30, 2011), which includes a 3% default interest penalty. This loan requires equal monthly principal payments sufficient to fully amortize the outstanding principal amount calculated on April 30, 2010 over a 42 month amortization period beginning May 1, 2010 with a final maturity date of October 31, 2010. Direct inventory costs collateralizing this loan totaled $25,134,122 at June 30, 2011.	12,181,408

The Mystic Dunes Golf Course Project Commitment under the AD&C CA Note bears interest at LIBOR plus 4.9% per annum (8.2% at June 30, 2011), which includes a 3% default interest penalty and matures based on a straight-line 10-year amortization period with such period commencing on October 31, 2008 and ending on October 31, 2018.	3,198,607

The New Line under the Receivables Loan bears interest at LIBOR plus 8.5% per annum (11.8% at June 30, 2011), which includes a 3% default interest penalty and matured November 5, 2010 at which time all outstanding interest and principal was due.	2,618,600

The Receivables Loan II predeeded receivables component bears interest at LIBOR (minimum LIBOR rate of 2.35%) plus 5.15% (11.5% at June 30, 2011), which includes a 4% default interest penalty.	8,258

The Receivables Loan II receivables component bears interest at LIBOR (minimum LIBOR rate of 2.35%) plus 5.15% (11.0% at June 30, 2011, which includes a 4% default interest penalty. Gross mortgage loans receivable collateralizing this loan totaled $1,451,237 at June 30, 2011.	1,155,685

The Inventory Loan II bears interest at LIBOR (minimum LIBOR rate of 2.35%) plus 5.15% (11.5% at June 30, 2011, which includes a 4% default interest penalty) and is collateralized by timeshare inventory located in Myrtle Beach, SC. Minimum quarterly payments of $242,125 are required for this loan until maturity whereupon the remaining principal and interest is due on November 30, 2013.	4,293,809

Total credit facilities	97,775,869

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)

As of
June 30,
2011

Other Collateralized Notes Payable

On July 11, 2002, a $1,000,000 promissory note bearing interest at 10% per annum was executed by TPI. The loan is secured by a Mortgage and Security Agreement Filing dated July 12, 2002 and is collateralized by certain real property located in Osceola County, Florida. On October 25, 2002, a modification to Promissory Note and Notice of Future Advance Under Mortgage and Security Agreement was executed. The amendment includes an additional advance of $1,000,000, which was made on October 29, 2002. The remaining principal balance was due on or before December 31, 2010.	1,000,000

On December 29, 2004, a $2,726,238 promissory note bearing interest at 10% per annum was executed by TPI. The loan is secured by a Mortgage and Security Agreement Filing dated December 28, 2004, and is collateralized by certain real property. The principal balance was due on or before December 31, 2010.	2,726,238

On December 1, 2006, a $960,000 promissory note bearing interest at 9% per annum was executed by TPI. The loan is secured by a Mortgage and Security Agreement Filing dated December 1, 2006, and is collateralized by certain real property. The principal balance was due on or before December 31, 2010.	960,000

On April 10, 2009, a $1,000,000 promissory note bearing interest at 10% per annum was executed by TPI. The loan is secured by a Mortgage and Security Agreement Filing dated April 10, 2009, and is collateralized by certain real property. The principal balance was due on or before April 10, 2010.	1,000,000

Total other collateralized notes payable	5,686,238

Total notes payable	103,462,107

Less: liabilities subject to compromise (Note 4)	(4,293,809)

$99,168,298

As repayment of the notes payable collateralized by customer mortgage loans receivable is based upon collections of the related customer mortgage loans receivable, there are no scheduled amortization dates for these loans.
As a result of the Partnership’s bankruptcy filing, interest expense of $772,453 was not recorded for the six months ended June 30, 2011.
As discussed in Note 1, for the period ended June 30, 2011, the Partnership was in default on substantially all of its debt.

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
16. Capital Leases
Tempus has entered into capital lease obligations for equipment which have 5 year terms. These capital lease obligations include bargain purchase options.
Obligations under capital leases were as follows:

As of
June 30,
2011

Principal and interest payments due monthly for a period of 36 to 60 months, with an imputed interest rate ranging from 5.6% to 10.2% based on TRI’s internal borrowing rate at the inception of the lease.	$697,934

Less: liabilities subject to compromise (Note 4)	(473,201)

$224,733

The following is a schedule of future minimum lease payments under capital lease obligations and the present value of the net minimum lease payments as of June 30, 2011:

2010	$89,418
2011	149,030

Total minimum lease payments	238,448
Total amount representing interest	(13,715)

Present value of minimum lease payments	$224,733

The above schedule of future minimum lease payments does not include certain future payments for capital leases rejected by the Partnership under the Bankruptcy Code. At June 30, 2011, the equipment under capital leases is included in property and equipment with a carrying amount of $568,131 and accumulated depreciation of $445,036. The related lease obligations are included in notes payable and obligations under capital leases in the accompanying consolidated balance sheet.
17. Deferred Revenue
Deferred revenue consisted of the following:

As of
June 30,
2011

Deferred revenue — “samplers”	$1,421,376
Deferred revenue — vacation packages	499,104
Deferred revenue — recreatio nal amenity fees	1,211,730
Other deferred revenue	290,183

$3,422,393

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)
18. Other Liabilities
Other liabilities consisted of the following:

As of
June 30,
2011

Minimum contingent purchase fee payable (Note 3)	$1,481,119
Other	281,887

1,763,006
Less: liabilities subject to compromise (Note 4)	(1,481,595)

$281,411

19. Defined Contribution Plan
The Partnership maintains a 401(k) defined contribution plan offered to all employees who are age twenty-one or older and have completed one year of service, as defined in the plan. Under the terms of the plan, employer contributions are discretionary. During the six months ended June 30, 2011, the Partnership made no discretionary contributions to the plan.
20. Commitments and Contingencies
Developer Guarantee
The purchasers of timeshare intervals automatically become members in the resort’s owners’ association. The association was formed to maintain, operate and manage the resort’s operations, including the maintenance of the recreational facilities and common areas. The association is governed by its articles of incorporation, by-laws and declaration of condominium. TPI (the Developer) has elected to guarantee any operating deficiencies of the association during 2011 and 2010. This agreement is subject to an annual election by the Developer. The amount incurred by the Developer pursuant to the developer guarantee for the six months ended June 30, 2011 and July 4, 2010 was $2,794,198 and $1,905,541, respectively, and is included in incidental operations in the accompanying consolidated statements of income. In consideration of this guarantee, the Developer is excused from the payment of its share of the common expenses which otherwise would have been assessed against its unsold timeshare intervals during the term of the guarantee.
Litigation
The Partnership is, from time to time, party to certain litigation that relates to matters arising in the ordinary course of business. Management believes that such litigation will not have a material impact on the financial position or results of operations of the Partnership.
21. Leases
Tempus has entered into several operating leases including office, equipment, marketing booth, and billboard leases which have varying terms generally ranging from 1 to 10 years. Certain of these operating leases include renewal options, fair market value purchase options, and escalation clauses based on contractual rate increases.
Future minimum lease payments as of June 30, 2011 under operating leases with initial or remaining noncancelable lease terms in excess of one year are as follows:

Tempus Resorts International, Ltd.
(Debtor-in-Possession)
Notes to Consolidated Financial Statements
(unaudited)

2011	$465,575
2012	409,234
2013	116,186
2014	46,860

$1,037,855

Total rent expense for the periods ended June 30, 2011 and July 4, 2010 was $1,052,909 and $1,688,188, respectively.
22. Subsequent Event
As discussed in Note 1, on July 1, 2011, the Partnership’s plan of reorganization became effective and certain remaining assets were acquired and certain liabilities were assumed by Mystic Dunes, LLC. Also, certain land held for development was transferred back to the mortgage holder in full satisfaction of the secured debt.
In addition, as discussed in Note 14, subsequent to June 30, 2011, the debtor-in-possession note payable was converted to equity in connection with the substantive consolidation discussed in Note 1.

DIAMOND RESORTS PARENT, LLC AND SUBSIDIARIES
BASIS OF PRESENTATION FOR THE UNAUDITED PRO FORMA
COMBINED CONDENSED FINANCIAL STATEMENTS
BASIS OF PRESENTATION
     The accompanying unaudited pro forma combined condensed financial statements illustrate the pro forma effect of the Tempus Resorts Acquisition and all financing related to the Tempus Resorts Acquisition on the Diamond Resorts Parent, LLC’s financial position and results of operations. The registrant, Diamond Resorts Corporation, is a wholly owned subsidiary of Diamond Resorts Parent, LLC. Prior to the acquisition, on November 19, 2010, Tempus Resorts filed for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy”).
     The unaudited pro forma combined condensed balance sheet as of June 30, 2011 is based on the historical balance sheets of Diamond Resorts Parent, LLC and Tempus Resorts International, Ltd. as of that date. The unaudited pro forma combined condensed balance sheet assumes that the Tempus Resorts Acquisition and all financing related to the Tempus Resorts Acquisition took place on June 30, 2011.
     The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2010 is based on the historical statements of operations of Diamond Resorts Parent, LLC and Tempus Resorts International, Ltd. for the year then ended. The unaudited pro forma combined condensed statement of operations assumes the Tempus Resorts Acquisition and all financing related to the Tempus Resorts Acquisition took place on January 1, 2010.
     The unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2011 is based on the historical statements of operations of Diamond Resorts Parent, LLC and Tempus Resorts International, Ltd. for the six months then ended. The unaudited pro forma combined condensed statement of operations assumes the Tempus Resorts Acquisition and all financing related to the Tempus Resorts Acquisition took place on January 1, 2011.
     The adjustments included in the “Assets Not Acquired and the Liabilities Not Assumed” column on the Unaudited Pro Forma Combined Condensed Balance Sheet represent the Tempus assets that were not acquired and the Tempus liabilities that were discharged in connection with the Tempus Resorts Acquisition and the Bankruptcy.
     The unaudited pro forma combined condensed financial statements may not be indicative of the actual results of the Tempus Resorts Acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the unaudited pro forma combined condensed financial statements are based on management’s estimates of the fair value of assets acquired and liabilities assumed; however, the actual amounts may differ. The unaudited pro forma combined condensed statements of operations may not be indicative of the actual results which would have been obtained if the transactions had occurred on January 1, 2010 or January 1, 2011.
     The accompanying unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of Diamond Resorts Parent, LLC and Subsidiaries and Tempus Resorts International, Ltd.
     The unaudited pro forma combined condensed financial statements have been prepared using the acquisition method of accounting for a business combination. The historical financial information has been adjusted to give effect to matters that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the statement of operations, are also expected to not have a continuing impact on the operating results of the combined company.

DIAMOND RESORTS PARENT, LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
June 30, 2011
(In thousands, except per share data)

			Assets Not
			Acquired
	Diamond	Tempus	and						Pro
	Resorts	Resorts	Liabilities		Tempus Acquisition, LLC		Tempus Resorts International, Ltd.		Forma
	Parent,	International,	Not		Pro Forma		Pro Forma		Combined
	LLC	Ltd.	Assumed		Adjustments		Adjustments		Company
ASSETS
Cash and cash equivalents	$28,618	$3,170	$—		$1,353	G	$—		$33,141
Cash in escrow and restricted cash	33,370	2,881	—				—		36,251
Mortgages and contracts receivable, net	229,765	68,817	(1,164)	A			(770)	K	296,648
Due from related parties, net	23,177	1,130	—				—		24,307
Other receivables, net	20,034	918	—		(6,544)	B	—		21,860
			—		7,452	H	—
Income tax receivable	26	—	—		—		—		26
Prepaid expenses and other assets, net	81,961	3,009	—		1,503	I	—		86,473
Unsold Vacation Interests, net	222,563	59,570	(6,040)	A			(30,930)	K	245,163
Property and equipment, net	34,068	12,706					12,904	K	59,678
Assets held for sale	6,786	—	—				—		6,786
Intangible assets, net	43,320	—	—				7,420	K	50,740

Total assets	$723,688	$152,201	$(7,204)		$3,764		$(11,376)		$861,073

LIABILITIES AND MEMBER CAPITAL (DEFICIT)
Accounts payable	$8,595	$583	$—		$—		$—		$9,178
Due to related parties, net	75,551	3,852	—		—		—		79,403
Accrued liabilities	74,987	4,180	(46)	B	—		—		79,121
Income taxes payable	5,026	—	—		—		—		5,026
Deferred revenues	59,707	5,860	—		—		—		65,567
Senior secured notes, net	415,118	—	—		—		—		415,118
Securitization notes and conduit facility, net	186,052	78,102	(78,102)	C	74,517	H	—		260,569
Notes payable	27,790	27,789	(21,066)	D	41,476	H	—		69,491
			(6,498)	B	—		—
Liabilities subject to compromise	—	7,406	(7,241)	E	—		—		165

Total liabilities	852,826	127,772	(112,953)		115,993		—		983,638

Commitments and contingencies

Redeemable preferred units	103,065	—	—		—		—		103,065

Member capital (deficit):
Member capital	7,162	24,429	—				(24,429)	K	7,162
Accumulated deficit	(223,984)	—	105,749	F	(112,229)	J	13,053	K	(217,411)
Accumulated other comprehensive loss	(15,381)	—	—		—		—		(15,381)

Total member capital (deficit)	(232,203)	24,429	105,749		(112,229)		(11,376)		(225,630)

Total liabilities and member capital (deficit)	$723,688	$152,201	$(7,204)		$3,764		$(11,376)		$861,073

See notes to unaudited pro forma combined condensed financial statements.

DIAMOND RESORTS PARENT, LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

(In thousands)

		Tempus Resorts	Tempus Acquisition, LLC		Tempus Resorts International, Ltd.
	Diamond Resorts	International,	Pro Forma		Pro Forma		Pro Forma Combined
	Parent, LLC	Ltd.	Adjustments		Adjustments		Company
Revenues:
Vacation Interest sales	$214,764	$27,864	$—		$—		$242,628
Provision for uncollectible Vacation Interest sales	(12,655)	(8,615)					(21,270)

Vacation Interest, net	202,109	19,249	—		—		221,358
Management, member and other services	102,651	2,923	—		—		105,574
Consolidated resort operations	26,547	5,139	—		—		31,686
Interest	39,327	20,216	745	L			60,269
			(19	)M	—
Gain on mortgage repurchase	191	—	—		—		191

Total revenues	370,825	47,527	726		—		419,078

Costs and Expenses:
Vacation Interest cost of sales	39,730	3,490	—		—		43,220
Advertising, sales and marketing	114,029	10,422	—		—		124,451
Vacation Interest carrying cost, net	29,821	—	—		—		29,821
Management, member and other services	23,646	773	—		—		24,419
Consolidated resort operations	23,972	4,758	—		—		28,730
Loan portfolio	10,566	—	—		—		10,566
General and administrative	67,905	10,762	(434	)N	—		78,233
Gain on disposal of assets	(1,923)	—	—		—		(1,923)
Depreciation and amortization	11,939	1,827	2,332	O	(1,827)	O
Interest	67,162	10,754	14,510	L	(10,719)	R	82,083
			376	P
Loss on extinguishment of debt	1,081	—	—		—		1,081
Impairments and other write-offs	3,330	—	—		—		3,330
Reorganization items	—	27,710	—		(27,710)	Q	—

Total costs and expenses	391,258	70,496	16,784		(40,256)		438,282

Loss before benefit for income taxes	(20,433)	(22,969)	(16,058)		40,256		(19,204)
Benefit for income taxes	(1,274)	—	—		—		(1,274)

Net loss	$(19,159)	$(22,969)	$(16,058)		$40,256		$(17,930)

See notes to unaudited pro forma combined condensed financial statements.

DIAMOND RESORTS PARENT, LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
For the six months ended June 30, 2011
(In thousands)

	Diamond	Tempus					Pro
	Resorts	Resorts	Tempus Acquisition, LLC		Tempus Resorts International, Ltd.		Forma
	Parent,	International,	Pro Forma		Pro Forma		Combined
	LLC	Ltd.	Adjustments		Adjustments		Company
Revenues:
Vacation Interest sales	$94,403	$3,905	$—		$—		$98,308
Provision for uncollectible Vacation Interest sales revenue	(6,743)	(1,309)	—		—		(8,052)

Vacation Interest, net	87,660	2,596	—		—		90,256
Management, member and other services	59,721	1,357	—		—		61,078
Consolidated resort operations	14,188	3,033	—		—		17,221
Interest	19,630	8,785	373	L			28,578
			(210)	M	—
Gain on mortgage repurchase	120	—	—		—		120

Total revenues	181,319	15,771	373		(210)		197,253

Costs and Expenses:
Vacation Interest cost of sales	(5,614)	476	—		—		(5,138)
Advertising, sales and marketing	61,633	1,154	—		—		62,787
Vacation Interest carrying cost, net	15,907	—	—		—		15,907
Management, member and other services	12,294	509	—		—		12,803
Consolidated resort operations	13,274	2,409	—		—		15,683
Loan portfolio	5,157	—	—		—		5,157
General and administrative	37,723	4,611	(444)	N	—		41,890
Gain on disposal of assets	(372)	—	—		—		(372)
Depreciation and amortization	6,312	674	1,166	O	(674)	O	7,478
Interest	38,280	4,360	7,255	L	(4,348)	K	45,735
			188	P	—
Impairments and other write-offs	323	—	—		—		323
Reorganization items	—	657	—		(657)	Q	—

Total costs and expenses	184,917	14,850	8,165		(5,679)		202,253

(Loss) income before provision for income taxes	(3,598)	921	(8,002)		5,679		(5,000)
Provision for income taxes	582	—	—		—		582

Net (loss) income	$(4,180)	$921	$(8,002)		$5,679		$(5,582)

See notes to unaudited pro forma combined condensed financial statements.

DIAMOND RESORTS PARENT, LLC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED
CONDENSED FINANCIAL STATEMENTS
A	This adjustment represents certain assets, including mortgages and contracts receivable and a parcel of land, not acquired by the Company as part of the Tempus Resorts Acquisition.
B	On November 23, 2010, TAC entered into a note receivable agreement with Tempus Resorts International, Ltd. and certain of its affiliates, pursuant to a debtor-in-possession financing order entered by the United States Bankruptcy Court for the Middle District of Florida (“DIP Financing” or “Tempus Note Receivable”), for general working capital purposes and other lawful purposes as permitted under the agreements governing the DIP Financing. The Tempus Note Receivable was a term loan facility with a maximum principal amount of $6.5 million. The term of the DIP Financing ended on July 1, 2011, when the Tempus Note Receivable was discharged in connection with the Tempus Resorts Acquisition.
This adjustment represents the elimination of the Tempus Note Receivable balance and the related accrued interest included in the Diamond Resorts Parent, LLC column of the unaudited pro forma combined condensed balance sheet and the corresponding note payable and related accrued interest in the Assets Not Acquired and Liabilities Not Assumed column, as if the amounts had been discharged as of June 30, 2011.
C	This amount represents Tempus securitization notes that were paid off or discharged as of July 1, 2011 in connection with the Tempus Resorts Acquisition and the Bankruptcy. The components of the adjustment are as follows (in thousands):

Receivables Loan Tranche 1	$39,740
Receivables Loan Tranche 2	34,579
Receivables Loan New Line	2,619
Receivables Loan II — Warehouse Loan	1,156
Receivables Loan II — Presale Loan	8

$78,102

D	This amount represents Tempus notes payable that were paid off or discharged as of July 1, 2011 in connection with the Tempus Resorts Acquisition and the Bankruptcy. The components of the adjustment are as follows (in thousands):

AD & C Inventory Loan	$12,181
Promissory Notes	5,686
Inventory Loan	4,294
Golf Course Loan	3,199
Capital leases	473
Liabilities Subject to Compromise	(4,767)

$21,066

E	This adjustment represents liabilities subject to compromise that were discharged on July 1, 2011 except for $0.2 million reserved for future payment of unsecured claims pursuant to the Bankruptcy Plan of Reorganization.

F	This amount represents the total impact of items A-E. The offset for these items is accumulated deficit.

G	This adjustment represents the net cash and cash equivalents acquired in from the July 1, 2011 closing.

DIAMOND RESORTS PARENT, LLC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED
CONDENSED FINANCIAL STATEMENTS
H	On July 1, 2011, the Company completed the Tempus Resorts Acquisition through Mystic Dunes, LLC, a wholly-owned subsidiary of TAC; concurrently, the term of the Tempus Acquisition DIP Loan ended.
In order to fund the Tempus Resorts Acquisition, TAC entered into a Loan and Security Agreement with Guggenheim Corporate Funding, LLC, as administrative agent for the lender parties thereto (the “Tempus Guggenheim Loan”). The Tempus Guggenheim Loan is collateralized by all assets of TAC, with the exception of the collateral pledged for the Tempus Inventory Loan and the Tempus Receivables Loan. The Tempus Guggenheim Loan is in an aggregate amount of $41.1 million (which includes a $5.5 million revolving loan), has an interest rate of 18.0% (of which 10.0% is paid currently and the remaining may be paid in cash or accrued and added to the principal amount of the Tempus Guggenheim Loan), and matures on June 30, 2015. The principal balance of the Tempus Guggenheim Loan was $37.6 million at July 1, 2011. Another subsidiary of Mystic Dunes, LLC entered into an Amended and Restated Inventory Loan and Security Agreement with Textron Financial Corporation (the “Tempus Inventory Loan”) in the maximum amount of $4.3 million, collateralized by certain VOI inventory acquired in the Tempus Resorts Acquisition. The Tempus Inventory Loan has an interest rate of three-month LIBOR plus 5.5% (with a floor of 2.0%) and matures on June 30, 2016, subject to extension to June 30, 2018. The principal balance of the Tempus Inventory Loan was $3.9 million at July 1, 2011.
An aggregate of $7.5 million of the Tempus Guggenheim Loan was used by TAC to purchase a 10% participating interest in the Loan and Security Agreement with Resort Finance America, LLC (the “Tempus Receivables Loan”), which is included in other receivables, net, and the remaining proceeds were loaned to Mystic Dunes, LLC pursuant to a Loan and Security Agreement having payment terms identical to the Tempus Guggenheim Loan (the “Mystic Dunes Loan”). The Mystic Dunes Loan is collateralized by all assets of Mystic Dunes, LLC. The proceeds of the Mystic Dunes Loan were used to pay off certain existing indebtedness and closing costs associated with the Tempus Resorts Acquisition.
To fund the balance of the Tempus Resorts Acquisition, a subsidiary of Mystic Dunes, LLC entered into the Tempus Receivables Loan. The Tempus Receivables Loan is a receivables credit facility in the amount of $74.5 million, collateralized by mortgages and contracts receivable acquired in the Tempus Resorts Acquisition. The Tempus Receivables Loan has an interest rate which is the higher of (i) one-month LIBOR plus 7.0% and (ii) 10%, adjusted monthly, and matures on July 1, 2015. The principal balance of the Tempus Receivables Loan was $74.5 million at July 1, 2011. This amount has been included in securitization notes and conduit facility, net as of June 30, 2011.
A total of $41.5 million, representing the $37.6 million balance of the Tempus Guggenheim Loan and the $3.9 million balance of the Tempus Inventory Loan, has been included in notes payable as of June 30, 2011.
I	This adjustment represents estimated capitalizable debt issuance costs incurred on July 1, 2011 related to the Tempus Guggenheim Loan, Tempus Receivables Loan and Tempus Inventory Loan.

DIAMOND RESORTS PARENT, LLC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED
CONDENSED FINANCIAL STATEMENTS
J	This amount represents the total impact of items B, G, H and I. The offset for these items is accumulated deficit.
K	The following table (in thousands) presents the historical value at June 30, 2011, and the fair value of assets acquired and liabilities assumed recognized at the acquisition date based on a preliminary appraisal, and the resulting pro forma adjustments:

	Fair Value	Historical
	Based on	Value as of
	Preliminary	June 30,	Pro Forma
	Appraisal	2011	Adjustments
Consideration:
Cash	$107,826

Fair value of total consideration transferred	$107,826

Recognized amounts of identifiable assets and liabilities assumed as of July 1, 2011:
Cash and cash equivalents	$3,170	$3,170	$—
Cash in escrow and restricted cash	2,881	2,881	—
Mortgages and contracts receivable	66,883	67,653	(770)
Due from related parties, net	1,130	1,130	—
Other receivables, net	918	918	—
Prepaid expenses and other assets, net	3,009	3,009	—
Unsold Vacation Interests	22,600	53,530	(30,930)
Property and equipment	25,610	12,706	12,904
Intangible assets	7,420	—	7,420

Total assets	133,621	144,997	(11,376)

Accounts payable	583	583	—
Due to related parties, net	3,852	3,852	—
Accrued liabilities	4,137	4,137	—
Deferred revenue	5,860	5,860	—
Notes payable	223	223	—
Liabilities subject to compromise	165	165	—

Total liabilities	14,820	14,820	—

Total identifiable net assets	$118,801	$130,177	$(11,376)

Gain on bargain purchase	$(10,975)

DIAMOND RESORTS PARENT, LLC AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED
CONDENSED FINANCIAL STATEMENTS
L	The $0.7 million adjustment for the year ended December 31, 2010 and the $0.4 million adjustment for the six months ended June 30, 2011 represent pro forma interest income calculated as if the 10% participation note receivable had been entered into as of January 1, 2010. The components of the pro forma interest expense adjustment calculated as if the debt entered into on July 1, 2011 in connection with the Tempus Resorts Acquisition had been entered into as of January 1, 2010 are as follows (in thousands):

		For the Six
	For the Year	Months
	Ended	Ended
	December 31,	June 30,
	2010	2011
Interest on Mystic Dunes Receivables, LLC Securitization to RFA at 10%	$7,451	$3,726
Interest on Tempus Acquisition, LLC — Notes Payable to Guggenheim
Tranche B at 18%	5,067	2,533
Tranche A at 18%	1,341	671
Revolver at 18%	360	180
Interest on Mystic Dunes Myrtle Beach, LLC Notes Payable to Textron at 7.5%	291	145

	$14,510	$7,255

M	This adjustment represents the removal of interest income related to the Tempus Note Receivable balance that was discharged as of July 1, 2011 in connection with the Tempus Resorts Acquisition.
N	This amount represents the removal of legal and professional fees incurred in connection with the Tempus Resorts Acquisition.
O	The amount under the “Tempus Acquisition, LLC Pro forma Adjustments” column represents pro forma depreciation and amortization expense related to the fair value adjustment of acquired fixed assets and intangible assets in connection with the Tempus Resorts acquisition as if the transaction had occurred as of January 1, 2010. The amount under the “Tempus Resorts International, Ltd. Pro Forma Adjustments” column represents the elimination of depreciation expense recorded by Tempus Resorts International Ltd.
P	This amount represents pro forma amortization expense related to the debt issuance costs that were incurred in connection with the Tempus Resorts Acquisition as if the transaction had occurred as of January 1, 2010.
Q	This amount represents the removal of Tempus reorganization items relating to the impairment of assets that were not acquired and professional fees related to the Bankruptcy, which do not relate to continuing operations.
R	This amount represents the removal of interest expense incurred by Tempus related to the debt that was paid off or discharged as of July 1, 2011 in connection with the Tempus Resorts Acquisition and the Bankruptcy. The components of the adjustment as if the debt was paid off as of January 1, 2010 are as follows (in thousands):

		For the Six
	For the Year	Months
	Ended	Ended
	December 31,	June 30,
	2010	2011
Securitization notes and conduit facility, net	$8,167	$3,555
Notes payable	2,552	793

	$10,719	$4,348

Consent of Independent Registered Public Accounting Firm
Diamond Resorts Corporation
Las Vegas, Nevada
We hereby consent to the incorporation by reference in the Form 8-K (No. 333-172772) of Diamond Resorts Corporation of our report dated July 26, 2011, relating to the financial statements of Tempus Resorts International, Ltd. which appear in this Current Report on Form 8-K of Diamond Resorts Corporation dated September 14, 2011.
/s/ Cross, Fernandez & Riley, LLP
Orlando, Florida
September 14, 2011
201 S. Orange Avenue, Suite 800 • Orlando, FL 32801 • 407-841-6930 • Fax: 407-841-6347
Lakeland • Tampa • Winter Haven
www.cfrcpa.com